Exhibit 10.32
Dealing Number

QUEENSLAND LAND REGISTRY	LEASE/SUB LEASE	FORM 7 Version 6
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 1 of 60
OFFICE USE ONLY
Privacy Statement
Collection of this information is authorised by the Land Title Act 1994 the Land Act 1994 and the Water Act 2000 and is used to maintain the publicly searchable registers in the land registry and the water register. For more information about privacy in NR&W see the department’s website.

1.	Lessor	Lodger (Name, address, E-mail & phone number)	Lodger
	THE PUBLIC TRUSTEE OF QUEENSLAND	DibbsBarker	Code
		GPO Box 67	130
		Brisbane Qld 4001
		Telephone (07) 3100 5000
		Ref: KJC:FEM:2837565

2.	Lot on Plan Description	County	Parish	Title Reference
	LOT 2 on RP 185406	STANLEY	NORTH BRISBANE	16496089

3.	Lessee	Given names	Surname/Company name and number	(include tenancy if more than one)
PEPLIN LIMITED ACN 090 819 275

4.	lnterest being leased
Fee simple

5.	Description of premises being leased
That part of the third floor of the building identified as Lease E in Lot 2 on RP 185406 on the annexed plan.

6.	Term of lease	7. Rental/Consideration
	Commencement date/event: 01/05/2009	See Reference Schedule
Expiry date: 30/04/2016 and/or Event:
#Options: NIL
#Insert nil if no option or insert option period (eg 3 years or 2 x 3 years)

8.	Grant/Execution
The Lessor leases the premises described in item 5 to the Lessee for the term stated in item 6 subject to the covenants and conditions contained in:- *the attached schedule;
* delete if not applicable
          Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994

/s/ Ian James MacLannan	signature		/s/ BRIAN WAYNE SHARP
BRIAN WAYNE SHARP
Ian James MacLannan	full name		SIGNED AS DELEGATE FOR THE PUBLIC TRUSTEE UNDER
	qualification	3/6/09	SECTION 11A OF THE PUBLIC TRUSTEE ACT 1978
Witnessing Officer		Execution Date	Lessor’s Signature
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)

9.	Acceptance
The Lessee accepts the lease and acknowledges the amount payable or other considerations for the lease.

	signature		PEPLIN LIMITED ACN 090 819 275
Peter Welburn
	full name		AUTHORISED SIGNATORY
	qualification	10/5/09	/s/ David Smith
Witnessing Officer		Execution Date	SECRETARYLessee’s Signature
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 2 of 60
and Water Act 2000
Title Reference 16496089
Contents

REFERENCE SCHEDULE OF LEASE DETAILS		2
1	DICTIONARY	4
2	GRANT OF LEASE	4
3	RENT	4
4	RENT REVIEW	4
5	PAYMENT OF ADDITIONAL STATUTORY CHARGES	5
6	PAYMENTS FOR SERVICES	6
7	USE OF PREMISES	8
8	AIR CONDITIONING EQUIPMENT ELEVATORS FIRE EQUIPMENT AND SERVICES	11
9	INSURANCES	12
10	OPTION FOR FURTHER TERM	13
11	PROVISION OF SECURITY	13
12	GOODS AND SERVICES TAX	15
13	MAINTENANCE, REPAIRS AND ALTERATIONS	15
14	LESSOR’S OBLIGATIONS	18
15	COMMON AREAS	18
16	INDEMNITIES AND RELEASE	19
17	RESTRICTIONS ON CHARGES, ASSIGNMENTS AND SUBLEASES	20
18	DEFAULT, TERMINATION ETC	21
19	HOLDING OVER, REMOVAL OF LESSEE’S FITTINGS ETC	23
20	SUBDIVISION	25
21	CAR PARK LICENCE	26
22	ROOF TOP LICENCE	30
23	GENERAL	34
24	EARLY ACCESS DATE	38
25	ENVIRONMENTAL OBJECTIVES	39

page i

26	LESSEE’S OBLIGATIONS	40
27	LESSOR’S COVENANTS	42
28	LIMITATION OF LIABILITY OF THE CUSTODIAN	43
ATTACHMENT 1 — DICTIONARY		46
ATTACHMENT 2 — PLAN OF PREMISES		53
ATTACHMENT 3 — ENVIRONMENTAL BUILDING RULES		54
ATTACHMENT 4 — CAR PARK LICENCE AREA		55
ATTACHMENT 5 — LICENSED AREA		56

page ii

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 3 of 60
and Water Act 2000
Title Reference 16496089
This is the Schedule referred to in the Lease dated the 3rd day of June 2009.
Reference Schedule of Lease Details

Item 1	Lessor:	The Public Trustee of Queensland C/- Opus Capital Limited Level 1, 283 Elizabeth Street BRISBANE 4000

Facsimile: 1300 792 404

Item 2	Lessee:	Peplin Limited Level 2, Brisbane Portal, 1 Breakfast Creek Road, New Stead BRISBANE 4006

Facsimile: 07 3250 1299

Item 3	Land:	Lots 1 and 2 on RP 185406, County of Stanley, Parish of North Brisbane contained in Title Reference 18402243 and 16496089

Item 4	Premises/Address of Premises	That part of the third floor of the building identified as Lease E on the plan annexed to this Lease.

Item 5	Term, Commencement Date, Expiry Date:	Term — 7 years Commencement Date — 1 May 2009 Expiry Date — 30 April 2016

Item 6	Rent:	$381,275.00.00 per annum plus GST

Item 7	Review Date(s):	Annually on the anniversary of the Commencement Date

	Fixed Increase Date(s) (if applicable):	Not Applicable

	CPI Adjustment Date(s) (if applicable):	Annually on the anniversary of the Commencement Date

	Market Review Dates(s) (if applicable):	Not Applicable

Item 8	Lessee’s Proportion:	9.91%

Item 9	Permitted Use	Commercial Office

Item 10	Further Term	Nil years

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 4 of 60
and Water Act 2000
Title Reference 16496089

Item 11	Public Risk Insurance Minimum Sum:	$20,000,000.00

Item 12	Security Amount:	An amount equal to 6 months Rent plus GST

Item 13	Guarantor(s):	Not Applicable

Item 14	Normal Business Hours	8.00am to 6.00pm on Business Days

Item 15	Car Park Licence Fee	$54,000.00 per annum plus GST

Item 16	Licence Fee	$1.00 per annum

Item 17	After hours Air Conditioning Rate	$55.00 plus GST per hour per floor (minimum of 2 hours)

Item 18	Base Year	The financial year ending 30 June 2011

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 5 of 60
and Water Act 2000
Title Reference 16496089
1	DICTIONARY
1.1	Dictionary. The Dictionary in Attachment 1 defines some of the terms used in this Lease and sets out the rules of interpretation that apply to this Lease.
2	GRANT OF LEASE
2.1	Grant of Lease. The Lessor grants to the Lessee and the Lessee takes a lease of the Premises for the Term on the conditions set out in this Lease.

2.2	Exclusion of Implied Covenants and Powers. The covenants, powers and provisions implied in leases by sections 105 and 107 of the Property Law Act 1974 do not apply to this Lease.
3	RENT
3.1	Rent. The Lessee must pay to the Lessor the Rent by equal monthly instalments in advance on each Rent Day. For any period less than 1 month, the Lessee must pay the Lessor the Rent proportionately by reference to the number of days for which the Lessee is paying and the number of days in the relevant year of the Lease.

3.2	Payment Requirements. The Lessee must pay to the Lessor the Rent and any other amounts required to be paid under this Lease:
(a)	Free of all deductions;

(b)	On the dates specified in this Lease or, if no date is specified, within 14 days of receipt of written notification from the Lessor; and

(c)	By wire transfer into a Bank account as directed by the Lessor or Manager and until such direction at the place and in the manner notified by the Lessor or the Manager in writing at any time or in the absence of that direction, at the address of the Lessor set out in this Lease.
4	RENT REVIEW
4.1	Fixed Increases. The Rent from and including each Fixed Increase Date is the Rent for the previous year increased by the Fixed Increase.

4.2	CPI Adjustment of Rent. The Rent from and including each CPI Adjustment Date is the Rent for the previous year increased by the CPI provided that the amount so calculated must not be less than 104% of the Rent payable in the immediately preceding Lease Year (disregarding any abatement).

4.3	Market Reviews. The Lessor must give the Lessee a notice stating the Lessor’s assessment of the current annual market rent of the Premises on each Market Review Date, such notice to be given not earlier than 6 months before and not later than 6 months after the Market Review Date. The Rent from and including the relevant Market Review Date shall be the amount stated in the Lessor’s notice unless the Lessee gives the Lessor a notice disagreeing with that amount, such notice to be given within 21 days after the Lessor’s notice is given (and in this respect, time is of the essence). If the Lessor and the Lessee do not agree on the current annual market rent of the Premises to apply from the relevant Market Review Date within 21 days after the Lessee’s notice is given, then the current annual market rent of the Premises on the relevant Market Review Date shall be determined by a valuer who:
(a)	Is appointed by the parties and if they do not agree on who to appoint within 30 days after the Lessee’s notice is given, then that valuer is to be nominated at either party’s request by the President of the Queensland Division of the Australian Property Institute; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 6 of 60
and Water Act 2000
Title Reference 16496089
(b)	Is a full member of at least 5 years standing of that institute; and

(c)	Must be instructed to give a written valuation setting out what was taken into account, what was disregarded, their respective weightings and other adjustments; and

(d)	Acts as an expert and not as an arbitrator and whose decision is final and binding; and

(e)	Whose costs must be borne equally by the Lessor and the Lessee.

Despite the above, the Rent from a Market Review Date must not be less than the rent determined under Clause 4.2 as though the Market Review Date was a CPI Adjustment Date or Fixed Increase Date (whichever is applicable) disregarding any abatement.
4.4	Provision for Adjustment/Deferment of Review.
(a)	If the amount of any revised Rent has not been agreed or determined by the relevant Review Date the Lessee must continue to pay Rent to the Lessor at a rate equal to the Rent payable during the preceding Lease Year adjusted as though the that date was a Review Date until the revised Rent is ascertained;

(b)	When the revised Rent is ascertained, any necessary adjustment of Rent calculated from the relevant Review Date must be paid by the Lessee or adjusted by the Lessor within fourteen (14) days of the revised Rent being ascertained; and

(c)	If the Lessor does not exercise its right to require the Rent to be revised on a particular Review Date then the Lessor may revise the Rent by notice in writing to the Lessee at any time prior to the next Review Date.
5	PAYMENT OF ADDITIONAL STATUTORY CHARGES
5.1	Payment of Outgoings. In addition to Rent the Lessee shall pay to the Lessor the Lessee’s Proportion of any difference between the Outgoings actually accrued for that Accounting Period and the Base Year by equal monthly instalments based on the Lessor’s estimate of the Outgoings for each Accounting Period. Within a reasonable time after the end of each Accounting Period, the Lessor shall reconcile the actual Outgoings for the Accounting Period against the amounts paid by the Lessee. Any necessary adjustment will be paid within 14 days of the Lessee receiving a copy of that reconciliation. Further, if the Lessor is required to provide an audited statement in respect of Outgoings for the Building to another tenant in the Building in accordance with the Retail Shop Leases Act 1994, then the Lessor will provide a copy of that audited Outgoings statement to the Lessee within three months of the end of the relevant year. Base Year outgoings must include notional amounts for any expenses which would have been incurred but for suppliers’ warranties, guarantees and similar allowances. The Outgoings for the Base Year will be increased annually by the greater of CPI or 1.04 times that for the immediately preceding Lease Year.
5.2	Audit of Outgoings.
(a)	The Lessor will, within 28 days following prior written notice given by the Lessee, during normal business hours or as otherwise agreed, permit and provide persons (Auditors) nominated by the Lessee supervised access to the Lessor’s books, records, documents and other relevant information in respect of Outgoings to verify correct calculation of the Outgoings and the Lessee’s Proportion in accordance with the provisions of this Lease (Audit).

(b)	In undertaking the Audit, the Lessee will ensure the Auditors comply with reasonable security requirements of the Lessor made known to the Lessee or Auditor.

(c)	The Lessor and Lessee will do all things reasonably necessary to facilitate a prompt and efficient Audit.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 7 of 60
and Water Act 2000
Title Reference 16496089
(d)	Subject to due compliance with paragraph 5.2(b), the Auditors may make copies of books, records, documents and other materials they have access to as part of an Audit, and the Lessor will provide the Auditors with the necessary facilities to enable them to do so.

(e)	The Lessee is responsible for costs incurred in relation to an Audit unless the Audit reveals overstatement in relation to calculation of the Outgoings of 5% or more.
6	PAYMENTS FOR SERVICES
6.1	Payment for Services to the Premises. The Lessee must pay all accounts for the supply of water, gas, electricity (including electricity used to operate the Air-Conditioning Equipment), telephones and all other services to the Premises on or before the due date for payment if assessed directly against the Lessee but otherwise to the Lessor within 14 days of receipt of written notification from the Lessor. The Lessee must, if required by the Lessor in writing, permit the Lessor to arrange the proper installation of separate meters for any services capable of separate metering, including but not limited to the supply of electricity with such installation to be at the expense of the Lessee.
6.2	Reimbursement Due to Alterations. If the Lessor effects any alterations or additions to the Premises or the Building which may be:
(a)	Required by virtue of the conduct of the Permitted Use;

(b)	Required by virtue of the conduct of the Lessee’s Business;

(c)	Required by virtue of the number or sex of the Lessee’s employees; or

(d)	Requested by the Lessee and consented to by the Lessor,
the Lessee shall pay to the Lessor, within 14 days of receipt of written notification from the Lessor, the total direct and indirect cost to the Lessor of construction of such works including fees paid to architects, quantity surveyors, engineers and other consultants. If such works are effected for the benefit of other leased or licensed premises in the Building as well as the Premises the amount payable by the Lessee to the Lessor under this clause shall be calculated by multiplying the total direct and indirect cost of such works by the area of the Premises and dividing by the area of that part of the Gross Lettable Area which so benefits from such works. The Lessee shall deposit with the Lessor, within 14 days of receipt of written notification from the Lessor, the cost of such works estimated by the Lessor before any such works are commenced. The deposit may be applied by the Lessor in whole or in part to the works as they proceed or as the debts or obligations leading to the works are incurred.
6.3	Future Taxes. Unless otherwise specifically provided, the Lessee shall pay without exception all rates, taxes, charges, assessments, outgoings and impositions (whether parliamentary, municipal or otherwise and whether assessed, charged or imposed by or under federal or state law or by federal, state or local authorities and whether on a capital or revenue value or any other basis and even though of a novel character) of a kind not existing at the earlier of the Commencement Date and the date of the Lessee’s occupation or possession of the Premises but which may at any time be assessed, charged or imposed upon or in respect of the Premises and whether assessed against the Lessor or directly against the Lessee. Such sums do not include income tax on the income of the Lessor of which the rents and profits of the Building form part nor any capital gains tax on any profits received by the Lessor on the sale of the Building. Any sums so payable by the Lessee if assessed directly against the Lessee shall be paid to the assessing authority not later than the due date of the payment and if assessed against the Lessor shall be paid to the Lessor within 14 days of receipt of written notification from the Lessor.

6.4	Special Services. The Lessee must pay all reasonable costs incurred by the Lessor for any special services provided by the Lessor at the Lessee’s request. Payment must be made within 14 days of receipt of written notification from the Lessor, which may be before the special services are provided.

6.5	Costs, Charges and Expenses. The Lessee must pay to the Lessor within 14 days of receipt of written notification from the Lessor:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 8 of 60
and Water Act 2000
Title Reference 16496089
(a)	The cost of preparation and registration of any plan included in this Lease;

(b)	All stamp duty (if applicable) and registration fees on this Lease and any related document; and

(c)	The Lessor’s reasonable costs and expenses (including legal costs) in connection with:
(i)	The consideration and/or approval of the Lessor to any request of the Lessee to deal with the Lease and/or make any alterations to the Premises in accordance with Clauses 17 and 13.12 and of the Lease, respectively; and

(ii)	Anything the Lessor does to enforce this Lease or because the Lessee breaches this Lease.
The Lessor’s legal costs shall be calculated on a solicitor and own client basis.
6.6	Lease preparation Costs. The Lessor and the Lessee shall each pay their own legal costs and expenses in connection with the negotiation, preparation and execution of this Lease.
6.7	Cleaning.
(a)	The Lessor may from time to time engage a cleaning contractor to clean or provide rubbish removal services to the various offices in the Building. If that occurs, the Lessee shall pay to the Lessor within 14 days of receipt of written notification:
(i)	The Lessee’s Proportion of the cost of cleaning the Common Areas;

(ii)	The Lessee’s Proportion of the cost of cleaning the Building. Such cost includes the cost of cleaning the interior and exterior surfaces of all windows in the Building but does not include the cost of cleaning the Common Areas, the Premises and those parts of the Building leased or intended to be leased or licensed to any person;

(iii)	100% of the cost of cleaning the Premises and the Licensed Area.
(b)	The Lessee shall pay to the Lessor, if required by the Lessor, the Lessor’s estimate of such costs monthly in advance. The Lessor shall determine the costs payable by the Lessee under this clause after the end of each Accounting Period and give to the Lessee as soon as practicable after the end of each Accounting Period a written statement setting out reasonable details of such costs. If the amount paid by the Lessee on account of such costs is less than the amount payable by the Lessee during the relevant Accounting Period the Lessee shall pay the deficiency to the Lessor within 14 days of receipt of written notification. If the amount paid by the Lessee on account of such costs is greater than the amount payable by the Lessee during the relevant Accounting Period the Lessor may either refund the excess to the Lessee or credit the excess against costs payable under this clause subsequently falling due or against any other monies owing by the Lessee to the Lessor. In the event of assignment or transfer of the Lessee’s interest in this Lease any adjustment under this clause if paid or credited to the Incoming Lessee shall discharge the Lessor from any further liability in respect of such adjustment.

(c)	If the cleaning contractor engaged by the Lessor:
(i)	does not clean the Premises to Lessee’s reasonable satisfaction;

(ii)	and the Lessor has made two requests of the cleaner to improve the cleaning services to the Lessee’s reasonable satisfaction; and

(iii)	the cleaner does not after the requests from the Lessor clean the Premises to the Lessee’s reasonable satisfaction;
then, providing that one (1) months written notice is given to the Lessor, the Lessee is entitled to engage its own cleaning contractor.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 9 of 60
and Water Act 2000
Title Reference 16496089
(d)	If a cleaning contractor is engaged by the Lessee and the cleaning contractor:
(i)	does not clean the Premises to Lessor’s reasonable satisfaction; and

(ii)	the Lessee has made two requests of the cleaner to improve the cleaning services to the Lessor’s reasonable satisfaction; and

(iii)	the cleaner does not after the requests from the Lessee clean the Premises to the Lessor’s reasonable satisfaction;
then, providing that one (1) months written notice to the Lessee, the Lessor is entitled to engage its own cleaning contractor.
(e)	The Lessor is not liable for any loss or damage to the Premises or the Lessee in connection with the cleaning services of any cleaning contractor engaged to clean the Premises.
7	USE OF PREMISES
7.1	Permitted Use. The Lessee must use the Premises only for the Permitted Use and not allow any other person or corporation to sell goods or property or provide services on or from the Premises or any part of them.
7.2	Conduct of Business. The Lessee must, at all times during the Term (as appropriate):
(a)	Conduct its business in the Premises in a proper, efficient and reputable manner and in accordance with the best business practices; and

(b)	Receive and deliver goods and merchandise only in the manner, at the times and in areas designated by the Lessor.
7.3	Retail Shop Leases Act 1994. Notwithstanding any other provision, the Lessee shall not use the Premises wholly or predominantly for the carrying on of one or more retail businesses. For the purposes of this clause the expression “retail business” shall have the meaning set out in the Retail Shop Leases Act 1994.
7.4	Requirements of any Law or Governmental Agency. The Lessee must comply promptly with all Laws and the requirements of any Governmental Agency in respect of the Premises, the use of the Premises, or any machinery, plant, equipment, fixtures, fittings or furnishings in the Premises.
7.5	Licences. The Lessee must, at its own expense, obtain and keep current any registration, licence or permit required by any Law or Governmental Agency in respect of the Permitted Use. The Lessee must produce such documents for inspection by the Lessor within 14 days of receipt of written notification from the Lessor.
7.6	Prospective Lessees and Purchasers. The Lessee must:
(a)	Allow the Lessor to show the Premises to prospective purchasers at all reasonable times and after receipt of reasonable notice from the Lessor; and

(b)	Allow the Lessor, at any time within the six (6) month period immediately preceding expiration of the Term, to show the Premises to prospective lessees and to put up the usual “For Sale” or “To Let” notices where the Lessor thinks fit and the Lessee must not remove any such notices without the written consent of the Lessor.
7.7	Rules and Regulations. The Lessee and the Lessee’s Associates must:
(a)	Observe and comply with; and

(b)	Not allow anything to be done contrary to,

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 10 of 60
and Water Act 2000
Title Reference 16496089
the Rules and Regulations. Default in compliance with the Rules and Regulations will be treated in all respects as a breach of the Lessee’s Obligations. The Lessor may at any time amend, cancel, add to or suspend any or all of the Rules and Regulations, or make additional or substitute rules and regulations, which, in the Lessor’s opinion are required for:
(c)	The management, use, safety, care, cleanliness or external appearance of the Premises, the Land or the Building; or

(d)	The convenience of occupiers and invitees,
PROVIDED HOWEVER that any such alteration shall not apply to the Lessee if that alteration materially and substantially or permanently derogates from the enjoyment of the rights conferred on the Lessee by this Lease.
7.8	Prohibited Conduct. The Lessee shall not:
(a)	Carry on in the Premises any noxious, offensive or illegal business, occupation or practice;

(b)	Do any act or thing which may be a nuisance or annoyance or cause damage or disturbance to any other occupier of the Building, the Lessor or the occupiers of nearby land;

(c)	Hold in the Premises or the Building any auction, fire, bankruptcy or liquidation sale;

(d)	Use the Appurtenances for any purpose other than those for which they are provided or interfere with any Appurtenances;

(e)	Paint, erect or affix any signs, notices or advertisements within the Premises that are visible from outside the Premises other than signs, notices or advertisements that directly relate to the Permitted Use and that are of a reasonable standard and have been approved by the Lessor;

(f)	Affix, suspend or support any fixtures or fittings from or by any external wall of the Building or any internal structural wall or any dividing wall or partition separating the Premises from any other leased or licensed premises in the Building or from the Common Areas in the Building without the Lessor’s prior consent. The Lessee shall make good any damage caused to any such wall or partition notwithstanding that the Lessor may grant its consent under this clause;

(g)	Hole, mark or damage any of the floors, walls, ceilings, partitions or other parts of the Premises except so far as may be reasonably necessary for the erection of approved signs, notices, advertisements, fixtures and fittings;

(h)	Allow in the Premises any radio or television receiver, loud speaker, amplifier or other similar device in such a manner that the sound omitted from any such device may be heard in any part of the Building other than the Premises;

(i)	Accumulate in or about the Premises any waste materials;

(j)	Use any apparatus which radiates heat (other than electrical apparatus for the heating of beverages) within the Premises or the Building without the Lessor’s prior consent. Such consent may be withdrawn by the Lessor at any time;

(k)	Prepare any food (other than beverages) within the Premises whether or not for consumption upon the Premises without the Lessor’s prior consent unless the preparation of food is expressly stated in the Permitted Use in which case the consent of the Lessor is unnecessary;

(l)	Bring upon or store in the Premises or the Building any chemicals or other substances (in whatever form or state) of a flammable, volatile, explosive, radioactive or corrosive nature except such as are normally consumed or sold by the Lessee in the lawful conduct of the Lessee’s Business and then only so long as they are confined in containers from or in which they are normally consumed by the Lessee or sold to the public by the Lessee;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 11 of 60
and Water Act 2000
Title Reference 16496089
(m)	Allow any animals on the Building other than guide dogs for the blind; or

(n)	Allow the smoking tobacco or related or similar products on or in the Building.
7.9	Removal of Refuse. Unless otherwise notified by the Lessor the Lessee shall remove the Lessee’s:
(a)	Wet refuse from the Building daily; and

(b)	Waste materials from the Building weekly.
During such times as the Lessor provides or employs persons to collect that refuse the Lessee shall not dispose of it by any other means.
7.10	Rodents and Vermin. The Lessee shall keep the Premises free and clear of rodents, termites, cockroaches and other vermin.

7.11	Overloading. The Lessee shall observe the maximum floor loading nominated from time to time by the Lessor and shall not permit the floors of the Premises to be broken, strained or damaged by overloading the floors in any manner. The Lessee shall not load the ceiling or roof structure of the Premises or the Building without the Lessor’s prior consent. The Lessee shall not install upon the Premises any safe, heavy machinery, compactus or other heavy plant and equipment without the Lessor’s prior consent.

7.12	Infectious Diseases. If any disease is detected upon the Premises which may require notification under any Statute the Lessee shall give all necessary notices and information promptly required under the Statute to the relevant authorities and shall give a copy of all such notices and information promptly to the Lessor. If required by the Lessor or by any relevant authority the Lessee shall thoroughly fumigate and disinfect the Premises.

7.13	Compliance with Fire Regulations. The Lessee shall take such precautions against fire in respect of the Premises as are required under any Statute or by the Council or relevant authorities or as shall be determined by the Lessor. The Lessee shall comply with all fire alarm, insurance and sprinkler requirements in respect of the use and occupation of the Premises.

7.14	Suitability of Premises. The Lessor does not expressly or impliedly promise that the design, shape, size or finishes of the Premises or the Building are or shall remain fit, suitable or adequate for the purposes of the Lessee. All promises implied by law as to the fitness, suitability and adequacy of the Premises and the Building are expressly negatived.

7.15	Keys. The Lessor may supply to the Lessee a key to the Building in order that the Lessee may have access to the Premises during Normal Access Hours. The Lessor may supply to the Lessee additional or replacement keys to the Building. For the purposes of this clause “key” includes key cards and other means of entry. The Lessee shall not make duplicate copies of any key held by them without the Lessor’s prior written consent and the parties agree that any duplicate keys shall be returned to the Lessor within one (1) Business Day of any request, if the Lessor, in its sole discretion, considers that the key is held by a person who is endangering the security of the Building. The Lessee shall furnish to the Lessor, within 14 days of receipt of written notification from the Lessor, a list of all persons possessing keys to the Building and shall immediately report to the Lessor the loss of any such key. Upon the termination of this Lease (whether by effluxion of time or otherwise) the Lessee shall return to the Lessor all keys to the Premises and the Building. The Lessor may require the Lessee to return to the Lessor within 14 days of receipt of written notice from the Lessor the any key held by a person if such person is in the opinion of the Lessor using the key in a manner which may endanger the security of the Building or in a manner not consistent with the Lessor’s operation of the Building. The Lessee shall pay to the Lessor within 14 days of receipt of written notice from the Lessor the Lessor’s reasonable cost of supplying any key to the Lessee or altering any security system in the Building as a result of the loss or abuse by the Lessee or any Lessee’s Associates of any keys.

7.16	Fire and Emergency Drills. The Lessee shall perform fire and emergency drills and observe all emergency evacuation procedures. The Lessee shall cause all persons under its control to co-operate with the Lessor and with any relevant authority in performing such drills and procedures. The Lessee shall appoint persons to act as floor wardens.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 12 of 60
and Water Act 2000
Title Reference 16496089
8	AIR CONDITIONING EQUIPMENT ELEVATORS FIRE EQUIPMENT AND SERVICES
8.1	Source of Light and Power. The Lessee shall not use any form of light, power or heat other than electricity or gas (if any) supplied through meters. The Lessee may use auxiliary power or lighting (other than exposed flame) during any period of power failure or power restrictions.

8.2	Electrical Overloading. The Lessee shall not install any electrical equipment on or in the Premises that may overload the cables, switchboards or sub-boards through which electricity is conveyed to the Premises without the Lessor’s prior consent. If the Lessor grants such consent any alterations which are necessary to comply with the insurance requirements of the Lessor and the requirements of any relevant Statute shall be effected by the Lessor at the cost of the Lessee. The Lessee shall pay to the Lessor within 14 days of receipt of written notification from the Lessor the cost to the Lessor of such alterations. The Lessee shall deposit with the Lessor within 14 days of receipt of written notification from the Lessor the cost of such alterations estimated by the Lessor before any such alterations are commenced.

8.3	Air Conditioning. The Lessor shall use all reasonable endeavours to provide conditioned air to the Premises (in accordance with Australian Standards 1668.1 and 3666.1) in conjunction with other tenancies in the Building during Normal Business Hours and to rectify any failure to provide such conditioned air to the Premises as soon as reasonably practical in the circumstances. The Lessee shall not use any other method of air conditioning (either heating or cooling) without the Lessor’s prior consent. Such consent shall not be unreasonably withheld when conditioned air is not available or the Air Conditioning Equipment is not functioning.

8.4	Additional Air Conditioning. If the Lessee requests the Lessor to provide conditioned air to the Premises for any period outside Normal Business Hours (provided that the Lessee has first paid the cost of installation of the necessary meter) or if in the reasonable opinion of the Lessor the Lessee by reason of its use of the Premises requires or is obtaining an air conditioning supply in excess of that which would be supplied but for such use, the Lessor may provide or continue to provide additional or excess conditioned air to the Premises. The Lessee shall pay to the Lessor, within 14 days of receiving written notification from the Lessor, the reasonable cost of operating the Air Conditioning Equipment on an hourly basis for any such purpose as determined by the Lessor, acting reasonably, from time to time. As at the Commencement Date, such cost is the rate specified in item 18 of the Reference Schedule, which may be adjusted by the Lessor from time to time.

8.5	Elevators. The Lessor shall use reasonable efforts to provide an elevator service to the Building during Normal Business Hours. Except as provided in this clause the Lessee shall not use the Elevators (other than such elevators (if any) designated by the Lessor from time to time for the carriage of goods) for the carriage of goods without the Lessor’s prior consent. The Lessee may use the Elevators for the carriage of goods which may be conveniently carried by hand and which will not damage the interior of the Elevators.

8.6	Bulk Supply of Electricity. The Lessor may supply to the Lessee from any bulk supply of electricity purchased by the Lessor all electricity consumed within the Premises. In such case the following provisions shall apply:
(a)	The Lessee shall purchase all electricity consumed within the Premises from the Lessor;

(b)	So far as it is reasonably able to do so the Lessor shall supply to the Lessee all the Lessee’s reasonable electricity requirements for the Permitted Use;

(c)	The price to be charged by the Lessor to the Lessee for the supply of electricity shall be at the same rate and governed by the same conditions as would be imposed from time to time by the appropriate authority if such authority were supplying electricity direct to the Lessee for the Premises only;

(d)	The Lessor shall render accounts from time to time to the Lessee and the Lessee shall pay to the Lessor such accounts within 14 Business Days after receiving such accounts. If this Lease is terminated (whether by effluxion of time or otherwise) the Lessor may render an account up to the date of termination and the Lessee shall pay to the Lessor the amount shown upon the rendering of such account;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 13 of 60
and Water Act 2000
Title Reference 16496089
(e)	The Lessor shall not be responsible or liable for any failure of or interruption to the supply of electricity arising from any cause or for any failure of the electrical system in the Building or in the Premises due to breakdown, repairs, maintenance restrictions, industrial action, accidents or causes of any class or description or directness or remoteness;

(f)	If the Lessee does not pay an account rendered by the Lessor for electricity charges within the period of 14 Business Days after the account is rendered the Lessor may disconnect the electricity supply to the Premises. The Lessee shall pay to the Lessor within 14 Business Days of receipt of written notification the cost to the Lessor of any disconnection and any reconnection of the electricity supply;

(g)	The Lessee shall ensure that any electrical installation while it remains connected to the electricity supply to the Premises is maintained free from any defect. The Lessee shall make available to the Lessor, at any reasonable time and on giving the Lessee reasonable written notice (deemed to be at least 24 hours, other than in an emergency, when no notice or consent is required), any electrical installation in the Premises for inspection. For the purpose of this paragraph “electrical installation” has the same meaning as ascribed in the Electricity Act 1994; and

(h)	Where, due to limitations in the electricity supply, the Lessor is satisfied that for the purpose of ensuring at all times a regular, efficient and constant electricity supply it is necessary to restrict the electrical articles that may be used by the Lessee, the Lessor may impose such restrictions in such manner and to such extent as the Lessor considers reasonably necessary in the circumstances including the prohibition of the use of any electrical article. For the purpose of this paragraph “electrical article” has the same meaning as ascribed in the Electricity Act 1994.
8.7	Fire Equipment Alteration. The Lessee shall pay to the Lessor within 14 days of receipt of written notification from the Lessor the cost of any alteration to the Fire Equipment which is necessary by reason of the non-compliance by the Lessee with the recommendations of the Insurance Council of Australia, any Statutory requirements or the insurance requirements of the Lessor.

8.8	Toilets. If any toilets and washrooms are unserviceable or inadequate the Lessee and the Lessee’s Associates shall not use such toilets or washrooms or they shall only use the toilets and washrooms nominated by the Lessor.
9     INSURANCES
9.1	Insurances. The Lessee must effect and keep in force in respect of the Premises and the Licensed Area insurance:
(a)	Required by law; and

(b)	Which a prudent Lessee would take out including:
(i)	Insurances on the Lessee’s Fittings and stock-in-trade for full replacement value;

(ii)	Plate Glass Insurance;

(iii)	Product Liability Insurance (for retail lessees only);

(iv)	Adequate Public Risk Insurance for an amount not less than the amount stipulated in Item 11 of the Reference Schedule (or such higher amount as the Lessor reasonably requires and notifies to the Lessee); and
(c)	Include the names of the Lessee and the Lessor, and any other person having an interest in the Land as specified by the Lessor, for their respective rights and interests.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 14 of 60
and Water Act 2000
Title Reference 16496089
9.2	Policies. In respect of all polices of insurance which the Lessee must effect under this Lease, the Lessee must place those policies with an insurer approved by the Lessor (that approval not to be unreasonably withheld):
(a)	For those amounts;

(b)	To cover those risks;

(c)	With only those conditions, endorsements and exclusions reasonably acceptable to or required by the Lessor from time to time; and

(d)	Give the Lessor satisfactory evidence of compliance with its obligations under this Clause 9.2, when asked to do so.
9.3	Insurances not to be Affected. The Lessee must not do anything that may affect rights under any insurance or which may increase an insurance premium payable in connection with the Premises, the Building or any property in them.

9.4	Lessee’s Insurance Premiums. The Lessee shall pay to the insurer all premiums and charges payable in respect of any insurance policy effected by the Lessee under the provisions of this Lease on or before the due date for payment.

9.5	Excess on Lessor’s Insurance. The Lessee shall pay to the Lessor within 14 days of receipt of written notification from the Lessor all extra or excess premiums and other charges for insurances on the Premises or the Building required on account of extra risk caused by the Permitted Use or the Lessee’s Business or required by reason of the Lessee’s default under the provisions of this Lease.

9.6	Benefit of Lessor’s Insurance. The Lessee shall not have any interest in or be entitled to any benefit under any insurance policy effected by the Lessor unless the Lessee is expressly named in such policy.
10	OPTION FOR FURTHER TERM

Intentionally deleted.

11	PROVISION OF SECURITY
11.1	Application. This Clause 11 applies unless Item 12 of the Reference Schedule has not been completed.

11.2	Delivery of Security. On or before the Commencement Date, the Lessee must deliver to the Lessor the Bank Guarantee as security for the due and punctual performance of all the covenants, obligations and provisions on the Lessee’s part contained in this Lease. the Lessee may at any time during the Term of the Lease, in lieu of the Bank Guarantee deposit with the Lessor the Security Deposit.

11.3	Calling Up Security. If the Lessee does not comply with any of its obligations under this lease (including any extension or holding over), whether this lease is registered or not, then the Lessor may, without notice to Lessee:
(a)	In the case of a Bank Guarantee, call on the Security; and

(b)	In the case of a Security Deposit, appropriate and apply so much of or the whole of the Security Deposit, as may be necessary in the opinion of the Lessor to compensate the Lessor for loss or damage sustained or suffered by the Lessor by reason of such breach by the Lessee. Any such calling up or appropriation by the Lessor shall not be deemed to and shall not operate to waive the Lessee’s breach and shall not prejudice any other right of the Lessor arising from such breach.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 15 of 60
and Water Act 2000
Title Reference 16496089
11.4	Additional/Replacement Security. If the Lessor calls on the Security or if the Rent is increased, then no later than 7 days after the Lessor gives the Lessee a notice asking for it, the Lessee shall deliver to the Lessor a replacement or additional Security so that the amount guaranteed is the amount specified in Item 12 of the Reference Schedule. Unless otherwise agreed in writing by the Lessor, the replacement or additional Security must take the same form as the Security previously held by the Lessor.

11.5	Return of Security. The Security (so far as it has not been resorted to) shall be refunded or surrendered by the Lessor to the Lessee upon:
(a)	The fulfilment by the Lessee of all of its obligations under this lease; and

(b)	The payment of any damages awarded against or agreed by the Lessee to be paid to the Lessor for any breach by the Lessee of its obligations under this lease.
11.6	Terms of Bank Guarantee. If a Bank Guarantee is provided, in respect of the Bank Guarantee:
(a)	It must be expressed to be in favour of the Lessor and any subsequent owner of the Land;

(b)	It must be obtained from a bank or such other financial institution as the Lessor may in its absolute discretion accept;

(c)	It must entitle the Lessor by notice in writing to the provider of the bank guarantee to make demand thereunder for an amount up to and including the Security Amount;

(d)	It must contain a provision that the provider of the Bank Guarantee is not allowed to inquire whether or not the Lessor is entitled to make demand under the Bank Guarantee;

(e)	It must not contain an expiry date;

(f)	It must be provided by the client/customer who is the Lessee named in this Lease;

(g)	In the event that a payment is made to the Lessor following a demand made under the Bank Guarantee the Lessee must immediately provide a fresh Bank Guarantee to the Lessor for an amount of not less than the Security Amount so that at all times the Bank Guarantee secures to the Lessor the Security Amount;

(h)	On any permitted assignment of this Agreement the incoming party must provide a substitute Bank Guarantee; and

(i)	If the Lessor transfers its interest in the Land the Lessee will provide a Bank Guarantee in favour of the transferee in substitution for the Bank Guarantee provided here under within fourteen (14) days of written demand by the Lessor. Any charges levied by the Lessee’s banker for the issue of a replacement Bank Guarantee shall be borne by the Lessee.
11.7	Assignment by the Lessor. The Lessor will be at liberty:
(a)	In the case of the Security Deposit, to pay the Security Deposit (less any sums appropriated by the Lessor in accordance with Clause 11.3 and not reinstated); and

(b)	In the case of the Bank Guarantee, provide the Bank Guarantee (to the extent that it has not been called upon by the Lessor), to any assignee or transferee of the Lessor’s interest in the Premises and thereupon the Lessor shall be discharged from all liability to the Lessee or any other person with respect to the Security.
11.8	Investment of Security Deposit. If a Security Deposit is provided, the Lessor will invest the Security Deposit in the name of the Lessor in an interest bearing account with a bank on call. All interest accrued on the Security Deposit:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 16 of 60
and Water Act 2000
Title Reference 16496089
(a)	will become part of the Security Deposit; and

(b)	belongs to the Lessee; and

(c)	is subject to clause 11.3.
12	GOODS AND SERVICES TAX
12.1	Recovery of GST. In the case of a Supply which is a Taxable Supply:
(a)	The consideration payable to the Supplier will be increased by an amount equal to the Applicable GST;

(b)	The Applicable GST shall be the GST payable on the Supply calculated in accordance with the Act and on the value stipulated in the Act in relation to the Supply;

(c)	The Applicable GST shall be added to the consideration payable under the other provisions of this Lease so as to form an additional part of the consideration for the Supply.
12.2	Recipient to Pay. The Recipient will pay the Applicable GST to the supplier, on the earlier of the time of making payment of any monetary consideration on which the Applicable GST is calculated and written demand, and such amount will be a debt due and owing by the Recipient to the Supplier which is recoverable without deduction or setting off any refund or counter claim.

12.3	Tax Invoice. The Supplier shall provide the Recipient with Tax Invoices and/or Adjustment Notes in relation to the Supply at least 14 days before the payment is due (but shall not be obliged or requested to create such invoices for amounts in excess of amounts received, or due to be received, from the Recipient) and do all things reasonably necessary to assist the Recipient to enable it to claim and obtain any input tax credit available to the Recipient in respect of the Taxable Supply.

12.4	Reimbursement of Expenses. If either party is required to pay, reimburse or indemnify the other for the whole or any part of any cost, expense, loss, liability or other amount that the other party has incurred or will incur in connection with this Lease, the amount must be reduced by the amount for which the other party can claim an input tax credit.
13	MAINTENANCE, REPAIRS AND ALTERATIONS
13.1	Repair and Maintenance.
(a)	The Lessee must, at its own expense, keep the Premises in good condition, having regard to their condition at the Commencement Date or, in the case of any part of the Premises which has been renewed or renovated, to the condition that part was in when it was renewed or renovated.
(b)	This clause does not apply in respect of any structural maintenance, replacement or repair unless it is due to:
(i)	Any act, neglect, default or omission of the Lessee; or

(ii)	The Lessee’s particular use or occupancy of the Premises.
(c)	The Lessee agrees that the Premises were in good condition at the Commencement Date.

(d)	Despite anything but subject to Clause 13.1(b), in order to maintain warranties and system integrity, the Lessor must maintain and repair all Air-Conditioning Equipment in the Building and the Premises at its cost.
13.2	Cleaning by Lessee.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 17 of 60
and Water Act 2000
Title Reference 16496089
(a)	The Lessee must at its own expense and at all times during the Term keep the Premises (including any toilets, washrooms, kitchen or kitchenette installed in the Premises) clean, tidy and free from rubbish and arrange for the regular and prompt removal of all garbage from the Premises.

(b)	The Lessee must carry out its obligations under this clause as frequently and to the standard of cleanliness reasonably required by the Lessor.
13.3	Maintenance of Lessee’s Fittings. The Lessee must, at its own expense, keep and maintain the Lessee’s Fittings clean, and in good working order and condition.

13.4	Rectification of any Damage. The Lessee must, at its own expense, immediately make good or repair any breakage, defect or damage to the Premises (including but not limited to repair or replacement of broken glass), or any other part of the Building, arising out of any misuse or abuse of any facility or structure, or any breach of the Lessee’s Obligations, by the Lessee or the Lessee’s Associates.

13.5	Doors Locks and Windows. The Lessee shall keep and maintain the doors, locks, windows and window fittings of the Premises in good and efficient repair, order and condition.

13.6	Bulbs Tubes and Illuminated Signs. The Lessee shall replace all defective light bulbs, tubes and associated fittings within the Premises.

13.7	Drains and Wastes. The Lessee shall keep, maintain and repair the waste pipes, drains and conduits originating in or connected to the Premises in a clear and free flowing condition. The Lessee shall employ licensed tradesmen first approved by the Lessor to rectify any defect which may occur in such waste pipes, drains and conduits within the Premises. The Lessee shall clean regularly any grease traps (whether within the Premises or not) servicing the Premises exclusively. Any defect which may occur in such waste pipes, drains and conduits between the external boundaries of the Premises and the point of entry into any trunk drain including sewerage pumping equipment shall be rectified by the Lessor. The Lessee shall pay to the Lessor within 14 days of receipt of written notification from the Lessor the cost of that rectification work unless the Lessee proves to the satisfaction of the Lessor that such defect is caused without default, negligence or wilful act or omission on the part of the Lessee or the Lessee’s Associates.

13.8	Carpet. Where reasonably required by the Lessor, and subject always to fair wear and tear (which is not at the expense of the Lessee), the Lessee shall as expeditiously as reasonably possible and to the satisfaction of the Lessor rectify any damage or wear to the carpets, floor coverings, curtains or drapes in the Premises by repair or replacement with carpet, floor coverings, curtains or drapes supplied by the Lessor at the Lessee’s cost or first approved by the Lessor. The obligation under this clause shall include lifting and reinstalling partitions installed over any carpet or floor covering which has been damaged or worn. The obligations under this clause shall extend to damage or wear caused by:
(a)	The relocation of partitions, fixtures or fittings;

(b)	Use of the Premises whether consistent or inconsistent with the Permitted Use;

(c)	The default, negligence or wilful act or omission of the Lessee or the Lessee’s Associates;

(d)	Solids, ink or other fluids kept on the Premises; or

(e)	Any furniture, safe, compactus or other equipment.
13.9	Re-Carpeting. On the expiration or earlier termination of this Lease, the Lessee must replace the carpet or floor coverings installed in the Premises due to wear and tear beyond fair wear and tear and the Lessee shall pay the cost of lifting, removing, storing and reinstalling partitions, fixtures and fittings, safes, compactuses and other items installed in the Premises. The Lessee shall not install or use in the Premises any carpet, floor covering, curtains, drapes or other soft furnishings other than as supplied or first approved by the Lessor.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 18 of 60
and Water Act 2000
Title Reference 16496089
13.10	Lessor May Enter and Inspect. The Lessor may, at any time on giving the Lessee reasonable written notice (deemed to be at least 24 hours) (other than in an emergency, when no notice or consent is required) enter the Premises for the purpose of determining if the Lessee is complying with the Lessee’s Obligations.

13.11	Lessor May Enter and Effect Works.
(a)	The Lessor may, at any time, on giving the Lessee reasonable written notice (deemed to be at least 5 Business Days) (other than in an emergency, when no notice is required) enter the Premises with any workmen or materials and effect any works:
(i)	Necessary to comply with any requirement, notification or order (for which the Lessee is not liable under this Lease) of any Governmental Agency; or

(ii)	Associated with any repairs, renovations, maintenance, extensions or alterations to the Building regarded as necessary or desirable by the Lessor; and
(b)	The Lessor, in exercising its powers under this clause, must use its reasonable endeavours to cause as little inconvenience to the Lessee as possible in the circumstances.
13.12	Alterations.
(a)	The Lessee must not, without the Lessor’s prior written consent, make any alterations to the Premises or the Building (including, without limiting the generality of the foregoing installing any Lessee’s Fittings or altering any Lessee’s Fittings already installed).

(b)	The Lessor may, as a pre-condition to giving its consent under this clause, require the Lessee to:
(i)	Submit plans, drawings and specifications of any proposed works, prepared by a qualified consultant approved by the Lessor; and

(ii)	Vary such plans, drawings and specifications if reasonably required by the Lessor or the Lessor’s consultant.
(c)	The Lessor must, as soon as reasonably practical and in any event not later than 10 business days after receipt of the Lessee’s plans, drawings and specifications, provide the Lessee with written notice that the Lessee’s proposed alterations to the Premises have or have not been approved or advise of such variations that the Lessor, acting reasonably requires.

(d)	If the Lessor consents to the Lessee carrying out any works under this clause the Lessor may impose conditions, including specifying:
(i)	Which parts of the Premises must be reinstated; and

(ii)	Which items of Lessee’s Fittings installed as part of the works may not be removed, when the Lessee vacates the Premises.
(e)	The Lessee must ensure that any works are carried out:
(i)	According to any plans, drawings or specifications approved by the Lessor;

(ii)	By contractors approved by the Lessor acting reasonably;

(iii)	In a proper and workmanlike manner;

(iv)	According to all Laws and the requirements of any relevant Governmental Agency;

(v)	According to the Lessor’s reasonable requirements; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 19 of 60
and Water Act 2000
Title Reference 16496089
(vi)	According to the Environmental Objectives set out in Clauses 25 and 26 of the Lease.
(f)	The Lessee must ensure that any contractors engaged by the Lessee (and approved by the Lessor acting reasonably) effect and maintain a contractors all risk insurance policy noting the names of the Lessor, the Lessee and the Lessor’s mortgagee (if any) and their respective rights and interests.
13.13	Painting and Maintenance.
(a)	The Lessee must paint, repaint, paper, clean or otherwise appropriately treat each part of the Premises usually treated that way in a good and workmanlike manner and using good quality suitable materials approved by the Lessor in writing:
(i)	From time to time, if necessary or reasonably required by the Lessor; and

(ii)	On the expiration or earlier termination of this Lease; and
(b)	This clause is without prejudice to other provisions of this Lease.
14	LESSOR’S OBLIGATIONS
14.1	Quiet Enjoyment. While the Lessee is paying the Rent and complying with the Lessee’s Obligations, the Lessee is entitled to use the Premises during the Term without any interruption or disturbance from the Lessor or any other person authorised by the Lessor, except to the extent specifically provided for in this Lease.

14.2	Lessor’s Successors and Assigns. If a person other than the Lessor becomes entitled either by operation of law or otherwise to receive the Rent and other money payable under the provisions of this Lease, that person shall have the benefit of the provisions of this Lease on the Lessee’s part. Upon demand by the Lessor, the Lessee shall enter into a covenant with that other person in that regard upon such terms as the Lessor may reasonably require.
15	COMMON AREAS
15.1	Control of Common Areas. The Common Areas are subject to the control of the Lessor at all times. The Lessor may permit the granting to any person of exclusive use of the Common Areas for any purpose, during any period and on any terms and conditions the Lessor thinks fit (in its absolute discretion).

15.2	Use of Common Areas. Subject to the Lessor’s rights under the provisions of this Lease, the Lessee and the Lessee’s Associates may during Normal Business Hours in common with others having like rights:
(a)	Use the vestibules, footways, passages, stairways and Elevators in the Common Areas; and

(b)	Use the toilets, washrooms, tea rooms and other facilities provided by the Lessor (if any) for the common use of all lessees of the Building,

for the purposes for which they are provided. The Lessee and the Lessee’s Associates shall not use the Common Areas for any other purpose.
15.3	Obstruction of Common Areas. The Lessee and the Lessee’s Associates shall not obstruct any part of the Common Areas.

15.4	Maintenance of Common Areas. The Lessor may do anything in respect of the Common Areas considered desirable to improve the use of the Building by customers of the lessees of the Building, the convenience of those customers, or the advertising or promotion of the Building, including, without limitation:
(a)	Constructing, maintaining and operating lighting facilities;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 20 of 60
and Water Act 2000
Title Reference 16496089
(b)	Policing the Common Areas; and

(c)	Temporarily closing any or all of the Common Areas or facilities for repairs or similar purposes,
PROVIDED HOWEVER that the Lessor in exercising its rights under this clause must use its reasonable endeavours not to cause undue inconvenience to the Lessee.
15.5	Closure of Common Areas. The Lessor may restrict access to the Common Areas and may close off the entrances or exits to the Building but not so as to prevent reasonable access by the Lessee to the Premises during Normal Access Hours.

15.6	Functions and Displays. Except to the extent it materially adversely affects the Tenant’s Business, the Lessor may permit any person to hold a function or exhibition or display any merchandise or organise any parade in the Common Areas at such times and upon such terms as the Lessor may think fit.

15.7	Public Address System. Except to the extent it materially adversely affects the Tenant’s Business, the Lessor may provide a public address system in the Common Areas and may play or broadcast or permit any other person to play or broadcast music or announcements.

15.8	Directory Boards. The Lessor shall have the sole control of any directory boards provided by the Lessor in the Building. The Lessor may allot space for the names and descriptions of the lessees of the Building. The form of the Lessee’s name and description shall require the Lessor’s prior consent and if approved shall be erected by the Lessor at the cost of the Lessee.

15.9	Exclusion of Trespassers. The Lessor may for as long as the Lessor thinks fit exclude or restrain any persons other than the Lessee and bona fide Lessee’s Associates from entering upon the Building or from using or occupying the Common Areas. For the purposes of this clause a Lessee’s Associate shall not be bona fide if the Lessee’s Associate breaches the terms of this Lease or in the Lessor’s reasonable opinion is likely to breach the terms of this Lease.
16	INDEMNITIES AND RELEASE
16.1	Risk. The Lessee agrees to occupy, use and keep the Premises at its own risk.

16.2	Specific Indemnities. The Lessee is liable for and indemnifies the Lessor against liability or loss arising from, and cost incurred in connection with:
(a)	Damage to, or loss of property or death or injury to any person caused or contributed to by a breach of this Lease or the act, negligence, omission or default of the Lessee or the Lessee’s Associates;

(b)	The Lessor doing anything which the Lessee is obliged to do under this Lease but has not done or which the Lessor, acting reasonably, considers the Lessee has not done properly; or

(c)	Any failure by the Lessee to comply with a requirement under a building management statement that regulates, among other things, the Building of which the Premises form part.
16.3	Release of Lessor. The Lessee releases the Lessor from, and agrees that the Lessor is not liable for, liability or loss arising from, or costs incurred in connection with:
(a)	Any damage to, or loss of property or death or injury to any person unless it is caused by the act, omission, negligence or default of the Lessor; or

(b)	Any failure by the Lessee to comply with a requirement under a building management statement that regulates, among other things, the Building of which the Premises form part.
16.4	Supply Failure. Without limiting Clause 16.3 except to the extent caused or contributed to by the Lessor’s (or its employee’s, agent’s or contractor’s) negligence or wilful acts or omissions:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 21 of 60
and Water Act 2000
Title Reference 16496089
(a)	the Lessee releases the Lessor from, and agrees that the Lessor is not liable for, liability or loss arising from, or costs incurred in connection with:
(i)	A Service being interrupted or not working properly;

(ii)	The Lessor’s plant, machinery or equipment not working properly; or

(iii)	Any failure in operation or defective operation of any facility, plant, machinery or equipment located or used in the Building (whether or not owned by the Lessor); and
(b)	subject to the Lessee’s rights in respect of the Lessor’s (or its employee’s, agent’s or contractor’s) negligence or wilful acts or omissions, the Lessee may not terminate this Lease or claim any compensation or abatement by reason of anything referred to in nor are any of the Lessee’s obligations abrogated or suspended.
17	RESTRICTIONS ON CHARGES, ASSIGNMENTS AND SUBLEASES
17.1	Restrictions. Subject to Clause 17.2, the Lessee must not, without the Lessor’s consent (such consent not to be unreasonably withheld):
(a)	Assign, transfer or otherwise deal with the Lessee’s interest in the Premises;

(b)	Demise, sublet or part with possession of or grant any concessions, franchises or licences affecting the Premises;

(c)	Mortgage, charge or encumber the Lessee’s interest in the Premises; nor

(d)	By any act or deed procure any of those things.
17.2	Modification of Restrictions. The Lessee may only deal with the Lease or its interest in the Lease in the manner set out in Clause 17.1 if, before it does so, the following conditions are satisfied:
(a)	The Lessee is not in default of any of the Lessee’s Obligations;

(b)	In the case of an assignment, transfer, subletting, franchise or licence arrangement:
(i)	The Lessee satisfies the Lessor (acting reasonably) that the incoming party (whether assignee, transferee, sub-lessee, franchisee or licensee) is:
(A)	A respectable, responsible and solvent person;

(B)	Able to carry on the business which this Lease allows in the Premises; and

(C)	Of satisfactory financial standing with equivalent retail experience as the Lessee; and
(ii)	The incoming party enters into a covenant with, and in the form reasonably required by, the Lessor that the incoming party must comply with all the Lessee’s Obligations; and

(iii)	Any guarantee and indemnity which the Lessor reasonably requires is provided; and
(c)	In the case of a mortgage, charge or encumbrance:
(i)	The Lessee seeks the prior approval of the Lessor, which approval will not be unreasonably withheld; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 22 of 60
and Water Act 2000
Title Reference 16496089
(ii)	The Lessee ensures that the prospective mortgagee, chargee or encumbrancee enters into an agreement with the Lessor in a form acceptable to the Lessor, acting reasonably.
17.3	Change in Control of Lessee.
(a)	If the Lessee is a company that is not listed on the Australian Securities Exchange (or the subsidiary of such a company), then a change in the Controlling Persons of the Lessee is deemed to be a breach of this Lease unless the Lessor first gives written consent to the change.

(b)	The Lessor will consent to a change in the Controlling Persons of the Lessee if:
(i)	The proposed new Controlling Persons would (under Clause 17.2(b)) be acceptable transferees of this Lease; and

(ii)	Any guarantee and indemnity reasonably required by the Lessor is provided.
17.4	Lessee’s Obligations Not Affected by Approved Assignment, Transfer or Sublease. A dealing permitted by the Lessor under this Clause 17 does not release the Lessee from the Lessee’s liability under the Lease.

17.5	Costs. The Lessee is responsible for any costs which the Lessor may reasonably incur in respect of or arising pursuant to this Clause 17.
18	DEFAULT, TERMINATION ETC
18.1	Lessor’s Right to Terminate.
(a)	The Lessor may terminate this Lease if there is an Event of Default which the Lessee does not remedy within a reasonable time of being given a notice to do so. A notice given under section 124 of the Property Law Act 1974 is a notice for the purposes of this Clause.

(b)	The Lessor may terminate this Lease by giving the Lessee notice or by re-entry if the Lessee:
(i)	Repudiates its obligations under this Lease;

(ii)	Does not comply with an essential term of this Lease;

(iii)	Does not comply with an obligation under this Lease (which is not an essential term) and, in the Lessor’s reasonable opinion:
(A)	The non-compliance can be remedied, but the Lessee does not remedy it within a reasonable time after the Lessor gives the Lessee notice to remedy it;

(B)	The non-compliance cannot be remedied or compensated for; or

(C)	The non-compliance cannot be remedied but the Lessor can be compensated and the Lessee does not pay the Lessor compensation for the breach within a reasonable time after the Lessor gives the Lessee notice to pay it.
18.2	Essential Terms
(a)	Each obligation of the Lessee under Clauses 3 (Rent), 5.1 (Payment of Outgoings), 6.1 (Payment of Services to the Premises), 6.4 (Special Services); 6.5 (Costs, Charges and Expenses), 6.7 (Cleaning), 7.1 (Permitted Use), 7.2 (Conduct of Business), 7.3 (Retail Shop Leases Act 1994), 7.4 (Requirements of any Law or Government Agency), 7.8 (Prohibited Conduct), 7.11 (Overloading), 7.13 (Compliance with Fire Regulations), 8.6 (Bulk Supply of Electricity), 8.7 (Fire Equipment Alteration), 9 (Insurances), 11 (Provision of Security), 12 (Goods and Services Tax), 13 (Maintenance, Repairs and Alterations), 16

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 23 of 60
and Water Act 2000
Title Reference 16496089
(Indemnities and Release),17.1, 17.2 and 17.3 (Restrictions, Modification of Restrictions and Change in Control of Lessee), and 23.4 (Interest) is an essential term of this Lease.
(b)	Each obligation of the Lessor under Clauses 8.3 (Air-Conditioning), 8.5 (Elevators), 13.1(d) (Repair and Maintenance), 23.17 (Operation) is an essential term of this Lease.
18.3	Right to Damages and Indemnity.
(a)	If the Lessor terminates this Lease pursuant to Clause 18.1:
(iv)	The Lessee’s liability for damages for not complying with the Lease is not affected; and

(v)	The Lessee must compensate the Lessor for the Rent and any other amounts that would have been payable by the Lessee if this Lease was not terminated.
(b)	Subject to the Lessor’s duty to mitigate any loss or liability, if this Lease is terminated pursuant to Clause 18.1, then the Lessee indemnifies the Lessor against any liability or loss arising from, and any cost incurred, whether before or after termination of this Lease, in connection with the Lessee’s breach of this Lease and the termination of this Lease including the loss to the Lessor of the benefit of the Lessee performing its obligations under this Lease from the date of that termination until the Expiry Date.
18.4	Lessor May Rectify Lessee’s Breaches. The Lessor may do anything which the Lessee should have done under this Lease but which it has not done or which the Lessor, acting reasonably, considers it has not done properly, and any costs incurred by the Lessor in taking such action shall be recoverable from the Lessee as a debt due and owing.
18.5	Antecedent Breaches. Expiration or earlier termination of this Lease does not affect any rights in connection with a breach of this Lease before then.
18.6	Power of Attorney.
(a)	The Lessee appoints the Lessor and its officers severally as the Lessee’s attorney to act at any time after the Lessor’s power to re-enter has been exercised to:

(b)	Execute and sign a surrender of this Lease and procure the surrender to be registered, using the name of the Lessee for such purposes;

(c)	A statutory declaration of the Lessor or an officer of the Lessor that the rights of the Lessor under paragraph (a) are exercisable will be treated as conclusive evidence of its contents in favour of any person who is not a party to this Lease; and

(d)	The Lessee must ratify and confirm anything lawfully done or caused to be done by the Lessee’s attorney in accordance with this clause 18.6.
18.7	Termination or Abatement on Damage.
(a)	The following provisions apply if all or any part of the Premises or the Building is destroyed or damaged by fire, flood, lightning, storm, tempest or other disabling cause which, in the reasonable opinion of the Lessor:
(i)	Renders the Premises substantially unfit for use and occupation by the Lessee during the Term;

(ii)	Deprives the Lessee of substantial use of the Premises; or

(iii)	Renders the rebuilding or reconstruction of the Premises or the Building in their previous forms impracticable or undesirable.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 24 of 60
and Water Act 2000
Title Reference 16496089
(b)	If the circumstances in paragraph (a) arise, either the Lessor or the Lessee, by notice in writing to the other, may terminate this Lease without compensation. Before the Lessee may give notice to terminate the Lease, the Lessor must have failed to rebuild or reinstate the Premises within a reasonable time after a request in writing by the Lessee to do so.

(c)	Termination under this clause is without prejudice to any rights of the Lessor and Lessee in respect of any prior breach, matter or thing.

(d)	There is no obligation on the Lessor to rebuild or reinstate the Premises or the Building or otherwise make them fit for occupation.

(e)	The Rent and the Lessee’s contribution to Outgoings (or proportionate amounts) abate according to the nature and extent of the damage or destruction which occurs, until:
(i)	The Premises are made fit for the Permitted Use again; or

(ii)	The Lease is terminated under the provisions of this clause, whichever first occurs.
(f)	The rights of the Lessee under this clause do not apply if:
(i)	The destruction or damage is caused or contributed to by the Lessee or the Lessee’s Associates; or

(ii)	The Lessor fails to receive the benefit of any insurance in respect of the destruction or damage due to any wilful or negligent act or omission of the Lessee or the Lessee’s Associates.
(g)	If a dispute (not being a dispute in respect of interpretation) arises in respect of this clause:
(i)	The dispute must be determined by a qualified valuer agreed upon by the Lessor and Lessee;

(ii)	If the Lessor and Lessee fail to agree within seven (7) days, a qualified valuer may be appointed at the request of either the Lessor or the Lessee by the president for the time being of the Australian Property Institute (Queensland Division);

(iii)	The valuer acts as an expert and not as an arbitrator and the law relating to arbitration is not to be applied; and

(iv)	The decision of the valuer (including any decision as to costs) is final and binding except for fraud or manifest error.
19	HOLDING OVER, REMOVAL OF LESSEE’S FITTINGS ETC
19.1	Holding Over.
(a)	The Lessee, with the consent of the Lessor, may hold over after the expiry of the Term or any Further Term or earlier termination of this Lease.

(b)	The Lessee holding over under this clause is a monthly Lessee of the Lessor at a rental equal to a monthly proportion of the Rent and any other moneys payable by the Lessee under the Lease increased by 8% per annum, at the date of expiry or earlier termination. The applicable terms and conditions of the Lease apply.
19.2	Make Good at End of Term.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 25 of 60
and Water Act 2000
Title Reference 16496089
(a)	At the commencement of this Lease, or in the case of a new fitout, when the new fitout has been completed, the Lessor and Lessee agree to commission a Quantity Surveyor to prepare a report on the condition of the Premises and the Licensed Area (“Condition Report”) to be signed and dated by both the Lessor and Lessee. The Lessor and Lessee shall bear the cost of the preparation of the Condition Report equally.

(b)	At the expiry of, or alternatively, the earlier determination of this Lease, the Lessor and Lessee agree to commission the preparation of a make-good schedule by a Quantity Surveyor. The Lessor and Lessee agreed to abide by the Royal Institute of Chartered Surveyors best practice guidance notices in relation to the make good of the Premises as a basis to resolving any disputes. The Lessor and Lessee shall bear the cost of preparation of the make good schedule equally.
19.3	Removal of Lessee’s Fittings.
(a)	Subject to paragraphs (b) and (c), the Lessee:
(i)	May, at or before the expiration or earlier termination of the Lease; and

(ii)	Must, if required by the Lessor, on or prior to the expiration or earlier termination of the Lease, remove from the Premises, the Licensed Area and the Building all Lessee’s Fittings and/or the Lessor’s Property (where such Lessor’s Property was part of the Lessee’s fitout works paid for by the Lessor) or other items brought on or installed in the Premises or the Licensed Area by the Lessee, including without limitation all signs fixed to or painted upon any windows or doors (unless otherwise provided in this Lease) so that the Licensed Area and the Premises are returned to a base building (open plan) configuration.

(b)	The Lessee must remove those items without damaging the Premises, the Licensed Area or the Building and must immediately make good any damage which occurs.

(c)	The Lessee must ensure the removals contemplated under paragraph (a) are carried out outside normal trading hours of other occupants within the Building if in the Lessor’s opinion to do otherwise would cause undue disruption of other occupants of the Building.
19.4	Lessee’s Fittings Not Removed.
(a)	The Lessor, to the extent that the Lessee does not comply with Clause 19.3, may remove and dispose of any such items not removed by the Lessee, as if they were the property of the Lessor.

(b)	The Lessee indemnifies the Lessor against any damage, expense, loss or liability suffered or incurred by the Lessor in respect of paragraph (a).
19.5	Yielding Up. On the expiration or earlier termination of this Lease, the Lessee must:
(a)	Give the Premises and the Licensed Area back to the Lessor clean, free from rubbish and in a condition consistent with full compliance with the Lessee’s Obligations;

(b)	To the extent required by the Lessor, reinstate the Premises, the Licensed Area and Services to the Premises and the Licensed Area which were altered to suit the Lessee’s requirements before or during the Term, so that:
(i)	The Premises and the Licensed Area are in the state and condition they were in before the alterations were made; and

(ii)	The Services conform to the standard for those Services prevailing in the Building;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 26 of 60
and Water Act 2000
Title Reference 16496089
(c)	Repair any damage to the Premises, the Licensed Area or the Building resulting from the performance by the Lessee of its obligations under this clause;

(d)	Without limiting or being limited by sub-clauses (a) to (c), the Lessee must:
(i)	Replace Services. Put all the Services into either the standard configuration for the Building as notified by the Lessor (or, if required by the Lessor, into such other positions as notified by the Lessor as long as the cost to the Lessee of putting the Services in other positions is no greater than the cost, estimated by the Lessor in good faith, of putting the Services into the standard configuration for the Building). The Lessee’s replacement obligations include installing new cables, conduits, wires, ducting, piping and pipes (of a standard not less than that then existing) to connect the Services so that they are operational once in the required positions. The Lessee must have the replacement of the Services carried out by contractors approved by the Lessor and in accordance with procedures approved by the Lessor acting reasonably;

(ii)	Remove Cables. Remove all telephone data lines to the MDF floor riser position, cables, conduits, wires, ducting, piping and pipes and additional equipment of any kind (for example, air-conditioning units) in or servicing the Premises and the Licensed Area installed by or on behalf of the Lessee, the Lessee’s Associates or any other prior occupier of the Premises (or any sublessee or licensee of any of them), other than those necessary for the Services to be operational;

(iii)	Replace Carpet. In respect of wear and tear beyond reasonable wear and tear which excludes any damage caused by castors, replace the carpet with new carpet approved by the Lessor of a standard not less than that of the carpet then provided by the Lessor to premises in the Building;

(iv)	Steam Clean Carpet. Unless the carpet is newly laid, have it steam cleaned by a reputable contractor;

(v)	Ceiling Support Grid. Put the ceiling support grid and ceiling tiles into good repair, order and condition (including replacement of damaged grid and tiles and such further replacements as are needed to make replacements inconspicuous);

(vi)	Reinstate Holes in Structure. Make good and reinstate the structure of any part of the Building into which any penetration or cavity has been made by or on behalf of the Lessee, the Lessee’s Associates or any other prior occupier of the Premises;

(vii)	Remove Fitout. Remove fitout from the Premises even if the Lessor owns it or has paid for it.

(viii)	Other Repairs. Repair or replace window mullions, skirtings, facades on core walls and other parts of the Building which have been damaged because of installation of the Lessee’s Fittings, removal of the Lessee’s Fittings or otherwise; and
(e)	Immediately repair any damage to the Premises or the Building arising out of any act, default, misconduct, neglect, negligence or omissions of any kind by the Lessee or the Lessee’s Associates.
20	SUBDIVISION
20.1	Subdivision. If the Lessor shall at any time during the Term seek to subdivide the Building or any part of the Building, the Lessee will immediately upon receipt of:
(a)	A written request from the Lessor under this clause; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 27 of 60
and Water Act 2000
Title Reference 16496089
(b)	A new lease document in respect of the Premises capable, after stamping of immediate registration in the appropriate office following the registration of the plan of subdivision on the terms set out in Clause 20.2 together with necessary ancillary documentation, deliver to the Lessor:
(a)	A duly executed surrender of this Lease in a form capable, after stamping, of immediate registration in the appropriate office and to take effect from the date the Lessee signs such surrender or the date (if any) specified in the request referred to in paragraph (a) of this clause, whichever is the later; and

(b)	The duly executed documentation referred to in paragraph (b) of this clause.
20.2	Terms of New Lease. The new lease referred to in Clause 20.1(b) shall be on the terms and conditions contained in this lease except that:
(a)	The date of commencement of the new lease shall be the date of registration of the plan of subdivision and thus the term of the new lease shall be shorter than the Term;

(b)	The amount of the Rent payable from the date of commencement of the new lease shall be equal to the amount of the Rent payable at the date of surrender of this Lease; and

(c)	The terms and conditions of the new lease shall be varied to reflect the change in the character of the Lessor’s estate or interest in the Land.
In the event of a dispute between the Lessor and the Lessee as regards the terms and conditions of the new lease, the Lessor or the Lessee may refer such dispute to a person nominated by the president or chief executive officer, for the time being, of the Queensland Law Society Incorporated. Such nominated person shall act as an expert and his or her determination shall be final and binding upon both parties. The fees of such person shall be borne by both parties in equal shares.
20.3	Interim Lease. In the event that the Lessor exercises the Lessor’s rights under this part the Lessee shall occupy the Premises between the date of surrender of this Lease and the date of commencement of the new lease and the terms and conditions of such occupancy shall be the same as the terms and conditions of this Lease.
20.4	Lessor’s Costs and Duty. The Lessor shall:
(a)	Be responsible for its own costs associated with any surrender of this Lease and any grant of a new lease under this part;

(b)	Pay any lodgement fees on the surrender of this Lease and any new lease under this part; and

(c)	Pay any duty on any new lease under this part that relates to the period up to and including the Expiry Date.
20.5	Lessee’s Costs and Duty. The Lessor shall be responsible for the Lessee’s reasonable costs and expenses (including legal costs and expenses) associated with any surrender of this Lease and any grant of a new lease under this Clause.
21	CAR PARK LICENCE
21.1	Permitted Use. The Lessor grants a licence to the Lessee to use the Car Park License Area for the parking of 15 vehicles and for no other purpose during the Term of the Lease provided the Lessee, at all times, complies with the Lessee’s Obligations (Car Park Licence).

21.2	Events leading to termination. The Lessor is entitled to immediately terminate this Car Park Licence by notice to the Lessee if:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 28 of 60
and Water Act 2000
Title Reference 16496089
(a)	any part of the Car Park Licence Fee is unpaid for 14 days after written demand for payment is made;

(b)	the Lessee fails to comply in any other way with this Car Park Licence and fails to remedy the breach within 14 days of written demand by the Lessor that it do so;

(c)	the Lessee fails to comply in any other way with the Lease and fails to remedy the breach within 14 days of written demand by the Lessor that it do so;

(d)	the Lessee ceases to be the lessee under the Lease (other than the case of an assignment to any permitted transferee of the Lease); or

(e)	the Lessee vacates the Premises.
21.3	Licence Fee. During the term of this Car Park Licence, the Lessee must pay the Lessor the Car Park Licence Fee by equal monthly instalments in advance on the first day of each month. If necessary, the first and last instalments will be apportioned on a daily basis.

21.4	Licence Fee review. The Car Park Licence Fee is increased on and from each Review Date of the Lease in the same manner as the Rent payable under Lease is increased.

21.5	Provision for Adjustment/Deferment of Review
(a)	If the amount of the revised Car Park Licence Fee has not been agreed or determined by the relevant Review Date the Lessee must continue to pay the Car Park Licence Fee to the Lessor at a rate equal to the Car Park Licence Fee payable during the 12 month period immediately preceding the relevant Review Date until the revised licence fee is ascertained.

(b)	When the revised Car Park Licence Fee is ascertained, any necessary adjustment of the Car Park Licence Fee calculated from the relevant Review Date must be paid by the Lessee to the Lessor within fourteen (14) days of the revised Car Park Licence Fee being ascertained.
21.6	Insurances
(a)	The Lessee must maintain a public risk policy insurance to cover claims arising in connection with the use of the Car Park License Area and this Car Park Licence for an amount of not less the Public Risk Insurance Maximum Sum (or such higher amount required by the Lessor), in respect to any single act.

(b)	The Lessee must ensure that a policy of insurance required to be effected by the Lessee under clause 21.6(a):
(i)	has no unusual exclusions, endorsements or alterations unless first approved by the Lessor; and

(ii)	contains a clause providing that any act, neglect, fraud, misrepresentation, misdescription, non-disclosure or breach of condition or warranty by any individual party comprising the insured whether occurring prior to or during the policy period will not prejudice, reduce or render void the rights of the other parties comprising the insured who are themselves not guilty of the act, neglect, fraud, misrepresentation, misdescription, non-disclosure or breach of condition or warranty that any rights to cancel the policy will only be exercised in respect of the party whose acts or omissions have given rise to the right.
(c)	The Lessee must:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 29 of 60
and Water Act 2000
Title Reference 16496089
(i)	pay all premiums and other money payable in respect of its insurances by the due date; and

(ii)	if requested by the Lessor, produce policies of insurance which the Lessee is required to effect under this clause 21.6 and a certificate of insurance.
(d)	The Lessee must notify the Lessor if:
(i)	an insurance policy under clause 21.6(b) is cancelled;

(ii)	something happens that gives rise or might give rise to a claim; or

(iii)	a claim under the policy is refused.
(e)	Nothing in this clause 21.6 limits the obligations, liabilities and responsibilities of the Lessee under the licence or otherwise.
21.7	Lessor’s regulations. The Lessee must:
(a)	follow all reasonable instructions given by the Lessor for the use of the Car Park Licence Area and parking of Vehicles; and

(b)	comply with the reasonable directions and regulations displayed in the Car Park Licence Area.
21.8	Use of Car Park Licence Area. The Lessee must not:
(a)	cause or permit any rubbish to be left in or about the Car Park Licence Area;

(b)	grease, oil, wash or repair any Vehicles in the Car Park Licence Area;

(c)	write, paint, affix or erect notices, advertisements, signs or other devices in the Car Park Licence Area;

(d)	cause any damage or obstructions in the Car Park Licence Area;

(e)	allow Vehicles in the Car park Licence Area that:
(i)	are not roadworthy;

(ii)	emit excessive fumes;

(iii)	have a tare weight of more than 2.5 tonnes;
(f)	cause or permit any storage or leaking of flammable petroleum or fuel in the Car Park Licence Area, other than petroleum or fuel in the Vehicles fuel tank;

(g)	cause or do anything that is a breach of any Laws for the maintenance and use of the Car Park Licence Area; or

(h)	allow the Car Park Licence Area to be used in any noxious or offensive manner or do or permit any nuisance, annoyance or obstruction to the Lessor or other users, occupiers or tenants of any adjoining or nearby premises.
21.9	Storage of Equipment. The Lessee must not store any equipment within the Car Park Licence Area.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 30 of 60
and Water Act 2000
Title Reference 16496089
21.10	Make Good. On termination of this Car Park Licence, the Lessee must deliver the Car Park Licence Area to the Lessor in good repair, order and condition, clean and free from rubbish, without any of the Lessee’s and Lessee’s Associates’ (excluding trespassers) Vehicles, and reinstate the Car Park Licence Area to its condition as at the Commencement Date, fair wear and tear excepted, in a manner consistent with the requirements of Clause 21.8.

21.11	Lessee’s general environmental obligations
(a)	The Lessee must:
(i)	comply with all Environmental Laws;

(ii)	obtain and comply with any consent, authorisation or licence required by an Environmental Law to use the Car Park Licence Area;

(iii)	provide all reasonable assistance to and comply with all reasonable requests of the Lessor regarding the Lessee’s use or occupation of the Car Park Licence Area, and

(iv)	take all steps necessary to prevent the release of a contaminant which may cause or is likely to cause harm to the Car Park Licence Area or the Environment.
The Lessee must ensure that the Lessee’s Associates comply with the Lessee’s general environmental obligations in this clause 21.

(b)	The Lessee must notify the Lessor as soon as it becomes aware of any of the following:
(i)	a leak, spill, escape, release Lease, or loss of contaminant of any substance on or from the Car Park License Area whether or not that leak, spill, escape, release, or loss of contaminant directly or indirectly causes or is likely to cause harm to the Car Park Licence Area or the Environment;

(ii)	a complaint (whether written or oral) relating to the Environment, received by the Lessee or the Lessee’s Employees in relation to the use or occupation of the Car Park Licence Area; or

(iii)	a notice, order, direction or other communication received by the Lessee from an Authority in connection with the Lessee’s use or occupation of the Car Park Licence Area.
The Lessee must provide the Lessor as soon as practicable, details and copies of any notice, order, direction, or other communication received from an Authority concerning any matter referred to in this clause 21.11.
(c)	Despite any other provision of this Car Park Licence, the Lessee indemnifies the Lessor to the maximum extent permitted by law against all Claims incurred by the Lessor:
(i)	arising directly or indirectly from the Lessee’s use or occupation of the Car Park Licence Area and the Land; and

(ii)	whether arising before, during or after the expiration or termination of this Car Park Licence, except to the extent that they are caused or contributed to by the Lessor’s or the Lessor’s employee’s, agent’s or contractor’s wrongful act or omission, negligence or default.
21.12	No assignment. This Licence may not be assigned by the Lessee (other than a permitted assignee of the Lease) nor may it grant a sub-licence without the prior written consent of the Lessor.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 31 of 60
and Water Act 2000
Title Reference 16496089
21.13	Transfer of the Car Park Licence. If the Lessor transfers its interest in the Car Park Licence, so that another person is entitled to become Lessor of the Car Park Licence:
(a)	The Lessor is released from its obligations under this Car Park Licence arising after it ceases to be Lessor of the Car Park Licence Area; and

(b)	The Lessee must at the Lessor’s request and cost enter into a deed with the new Lessor whereby:
(i)	the Lessee agrees to be bound by this Car Park Licence as if the new Lessor is the Lessor;

(ii)	the Lessee releases the Lessor from its obligations under this Car Park Licence arising after it ceases to be Lessor; and

(iii)	the new Lessor agrees to be bound by this Car Park Licence.
21.14	No proprietary interest. This Licence does not confer on the Lessee any estate or interest in any part of the Car Park Licensed Area.
21.15	Waiver
(a)	the Lessor’s failure or delay to exercise a power or right does not operate as a waiver of that power or right.

(b)	The exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right.

(c)	A waiver is not effective unless it is in writing.

(d)	Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.
21.16	Acceptance or demand for Car Park Licence Fee not waiver. Regardless of the Lessor’s knowledge at the time, a demand by it for the Car Park Licence Fee or the subsequent acceptance of money does not constitute a waiver of any earlier default by the Lessee.

21.17	Severability. If anything in this Car Park Licence is unenforceable, illegal or void then it is severed and the rest of this Car Park Licence remains in force.

21.18	Risk. The Lessee agrees to occupy, use and keep the Car Park Licence Area at its own risk. The Lessor is not liable to the Lessee or the Lessee’s Associates in respect of any claim relating to or connected with, directly or indirectly, the use by the Lessee or the Lessee’s Associates of the Car Park Licence Area or the Land and the Lessee indemnifies the Lessor against any action, demand, loss, damage, injury, or death to a person so arising, except to the extent that such claim, action, demand, loss damage, injury or death arises as a result of any negligent act or omission by the Lessor.
22	ROOF TOP LICENCE
22.1	Permitted Use. The Lessor grants a licence to the Lessee to use the Licensed Area for purposes ancillary to the Permitted Use and for no other purpose during the Term of the Lease provided the Lessee, at all times, complies with the Lessee’s Obligations (Licence).

22.2	Events leading to termination. The Lessor is entitled to immediately terminate this Licence by notice to the Lessee if:
(a)	any part of the Licence Fee is unpaid for 14 days after written demand for payment is made;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 32 of 60
and Water Act 2000
Title Reference 16496089
(b)	the Lessee fails to comply in any other way with this Licence and fails to remedy the breach within 14 days of written demand by the Lessor that it do so;

(c)	the Lessee fails to comply in any other way with the Lease and fails to remedy the breach within 14 days of written demand by the Lessor that it do so;

(d)	the Lessee ceases to be the lessee under the Lease (other than the case of an assignment to any permitted transferee of the Lease); or

(e)	the Lessee vacates the Premises.
22.3	Licence Fee. During the term of this Licence, the Lessee must pay the Lessor the Licence Fee on each anniversary of the Commencement Date.

22.4	Insurances
(a)	The Lessee must maintain a public risk policy insurance to cover claims arising in connection with the use of the Licensed Area and this Licence for an amount of not less than the Public Risk Insurance Minimum Sum (or such higher amount required by the Lessor), in respect to any single act.

(b)	The Lessee must ensure that a policy of insurance required to be effected by the Lessee under clause 22.4(a):
(i)	has no unusual exclusions, endorsements or alterations unless first approved by the Lessor; and

(ii)	contains a clause providing that any act, neglect, fraud, misrepresentation, misdescription, non-disclosure or breach of condition or warranty by any individual party comprising the insured whether occurring prior to or during the policy period will not prejudice, reduce or render void the rights of the other parties comprising the insured who are themselves not guilty of the act, neglect, fraud, misrepresentation, misdescription, non-disclosure or breach of condition or warranty that any rights to cancel the policy will only be exercised in respect of the party whose acts or omissions have given rise to the right.
(c)	The Lessee must:
(i)	pay all premiums and other money payable in respect of its insurances by the due date; and

(ii)	if requested by the Lessor, produce policies of insurance which the Lessee is required to effect under this clause 22.4 and a certificate of insurance.
(d)	The Lessee must notify the Lessor if:
(i)	an insurance policy under clause 22.4 is cancelled;

(ii)	something happens that gives rise or might give rise to a claim; or

(iii)	a claim under the policy is refused.
(e)	Nothing in this clause 22.4 limits the obligations, liabilities and responsibilities of the Lessee under the licence or otherwise.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 33 of 60
and Water Act 2000
Title Reference 16496089
22.5	Lessor’s regulations. The Lessee must:
(a)	follow all reasonable instructions given by the Lessor for the use of the Licensed Area; and

(b)	comply with the reasonable directions and regulations displayed in the Licensed Area.
22.6	Use of Licensed Area. The Lessee must not:
(a)	cause or permit any rubbish to be left in or about the Licensed Area;

(b)	grease, oil, wash or repair anything or leave any grease or oil on the surface of the Licensed Area;

(c)	write, paint, affix or erect notices, advertisements, signs or other devices in the Licensed Area;

(d)	cause any damage or obstructions in the Licensed Area;

(e)	cause or do anything that is a breach of any laws for the maintenance and use of the Licensed Area; or

(f)	allow the Licensed Area to be used in any noxious or offensive manner or do or permit any nuisance, annoyance or obstruction to the Lessor or other users, occupiers or tenants of any adjoining or nearby premises.
22.7	Storage of Equipment. The Lessee must not store any equipment within the Licensed Area.

22.8	Make Good. On termination of this Licence, the Lessee must deliver the Licensed Area to the Lessor in good repair, order and condition, clean and free from rubbish, free of any chattels owned by the Lessee, and reinstate the Licensed Area to its condition at the Commencement Date, fair wear and tear excepted, in a manner consistent with the requirements of Clause 22.6.

22.9	Lessee’s general environmental obligations
(a)	The Lessee must:
(i)	comply with all Environmental Laws;

(ii)	obtain and comply with any consent, authorisation or licence required by an Environmental Law to use the Licensed Area;

(iii)	provide all reasonable assistance to and comply with all reasonable requests of the Lessor regarding the Lessee’s use or occupation of the Licensed Area, and

(iv)	take all steps necessary to prevent the release of a contaminant which may cause or is likely to cause harm to the Licensed Area or the Environment.
The Lessee must ensure that the Lessee’s Associates comply with the Lessee’s general environmental obligations in this clause 22.9.
(b)	The Lessee must notify the Lessor as soon as it becomes aware of any of the following:
(i)	a leak, spill, escape, release Lease, or loss of contaminant of any substance on or from the Licensed Area whether or not that leak, spill, escape, release, or loss of contaminant directly or indirectly causes or is likely to cause harm to the Licensed Area or the Environment;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 34 of 60
and Water Act 2000
Title Reference 16496089
(ii)	a complaint (whether written or oral) relating to the Environment, received by the Lessee or the Lessee’s Employees in relation to the use or occupation of the Licensed Area; or

(iii)	a notice, order, direction or other communication received by the Lessee from an Authority in connection with the Lessee’s use or occupation of the Licensed Area.
The Lessee must provide the Lessor as soon as practicable, details and copies of any notice, order, direction, or other communication received from an Authority concerning any matter referred to in this clause 22.9.
(c)	Despite any other provision of this Licence, the Lessee indemnifies the Lessor to the maximum extent permitted by law against all Claims incurred by the Lessor:
(i)	arising directly or indirectly from the Lessee’s use or occupation of the Licensed Area and the Land; and

(ii)	whether arising before, during or after the expiration or termination of this Licence, except to the extent that they are caused or contributed to by the Lessor’s or the Lessor’s employee’s, agent’s or contractor’s wrongful act or omission, negligence or default.
22.10	No assignment. This Licence may not be assigned by the Lessee (other than a permitted assignee of the Lease) nor may it grant a sub-licence without the prior written consent of the Lessor.

22.11	Transfer of the Licence. If the Lessor transfers its interest in the Licence, so that another person is entitled to become Lessor of the Licence:
(a)	The Lessor is released from its obligations under this Licence arising after it ceases to be Lessor of the Licence; and

(b)	The Lessee must at the Lessor’s request and cost enter into a deed with the new Lessor whereby:
(i)	the Lessee agrees to be bound by this Licence as if the new Lessor is the Lessor;

(ii)	the Lessee releases the Lessor from its obligations under this Licence arising after it ceases to be Lessor; and

(iii)	the new Lessor agrees to be bound by this Licence.
22.12	No proprietary interest. This Licence does not confer on the Lessee any estate or interest in any part of the Licensed Area.
22.13	Waiver
(a)	the Lessor’s failure or delay to exercise a power or right does not operate as a waiver of that power or right.

(b)	The exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right.

(c)	A waiver is not effective unless it is in writing.

(d)	Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 35 of 60
and Water Act 2000
Title Reference 16496089
22.14	Acceptance or demand for Licence Fee not waiver. Regardless of the Lessor’s knowledge at the time, a demand by it for the Licence Fee or the subsequent acceptance of money does not constitute a waiver of any earlier default by the Lessee.

22.15	Severability. If anything in this Licence is unenforceable, illegal or void then it is severed and the rest of this Licence remains in force.

22.16	Risk. The Lessee agrees to occupy, use and keep the Licensed Area at its own risk. The Lessor is not liable to the Lessee or the Lessee’s Associates in respect of any claim relating to or connected with, directly or indirectly, the use by the Lessee or the Lessee’s Associates of the Licensed Area or the Land and the Lessee indemnifies the Lessor against any action, demand, loss, damage, injury, or death to a person so arising, except to the extent that such claim , action, demand, loss damage, injury or death arises as a result of any negligent act or omission by the Lessor.
23	GENERAL
23.1	Roof and Exterior. The Lessor may use the roof and exterior walls of the Building for any purpose including the erection and display of advertising signs.

23.2	Naming Rights. The Lessor may name the Building and from time to time change that name.

23.3	Time of the Essence. The time for payment of any money by the Lessee to the Lessor under this Lease is of the essence.

23.4	Interest on Overdue Money. If the Lessee does not make a payment on time, it must pay, within 14 days of receipt of written notification from the Lessor by the Lessor:
(a)	Interest on that amount from the due date for payment until it is paid; and

(b)	The Lessor’s costs of recovering that amount.
Interest is calculated on daily balances at a rate 2% per annum above the rate quoted on the day of demand by the Lessor’s principal bankers (as nominated by the Lessor) on unsecured overdraft accommodation over $100,000.
23.5	Exclusion of Warranties. The Lessee agrees that no promise, representation, warranty or undertaking has been given by or on behalf of the Lessor in respect of:
(a)	The suitability of the Premises for any business to be carried on there;

(b)	The Building;

(c)	The fittings, finishes, facilities and amenities of the Premises or the Building; or

(d)	Other businesses to be carried on in the Building.
23.6	Waiver.
(a)	Waiver of a breach of the Lessee’s covenants or of any rights created by or arising upon default under this Lease, or upon an Event of Default, must be in writing and signed by the party granting the waiver.

(b)	A breach of the Lessee’s Obligations is not waived by a failure to exercise, a delay in exercising or the partial exercise of any remedy available under this Lease or in law or equity.

(c)	Any right created by, or arising upon, default under this Lease, or on an Event of Default, is not waived by a failure to exercise, a delay in exercising, or a partial exercise of that right.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 36 of 60
and Water Act 2000
Title Reference 16496089
23.7	Notices.
(a)	Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this Lease:
(i)	Must be in legible writing and in English addressed to a party at that party’s address as shown at the commencement of this Lease or, in the case of a corporation, at the registered office of that party, or as specified to the sender by any party by notice.

(ii)	In the case of a corporation, must be signed by a director or secretary or under the common seal of the sender or by the solicitors for the corporation or, in the case of the Lessor, by the Manager or the Manager’s agent;

(iii)	Is treated as being given by the sender and received by the addressee:
(A)	If by delivery in person, when delivered to the addressee;

(B)	If by post, two (2) Business Days from and including the date of postage; or

(C)	If by facsimile transmission, when transmitted legibly to the addressee,
(iv)	but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day; and

(v)	Can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee reasonably believes it to be genuine, correct and authorised by the sender.
(b)	A facsimile transmission is treated as legible unless the addressee telephones the sender on the day of transmission and informs the sender that it is not legible or if transmitted after 4.00pm, on the next Business Day after transmission.

(c)	In this clause, a reference to an addressee includes a reference to an addressee’s officers, agents or employees.
23.8	Caveats. The Lessee must not lodge or cause to be lodged any caveat against the title to the Land to protect any of the Lessee’s interests under this Lease.

23.9	Consents. Any consent or approval of the Lessor which the Lessee requires under the Lease to do or execute any act, matter or thing must be in writing and may be:
(a)	Given (whether conditionally or unconditionally); or

(b)	Withheld,
by the Lessor in its absolute discretion unless otherwise expressly provided.
23.10	No Merger. Nothing in this Lease merges, extinguishes, postpones, lessens or otherwise prejudicially affects any right, power, authority, discretion or remedy which the Lessor may have against the Lessee.

23.11	Lessee’s Obligations. Unless the Lease otherwise provides, anything which must be done by the Lessee under this Lease, whether or not at the request of the Lessor, must be done at the cost of the Lessee.

23.12	Condition of Lessor’s Liability
(a)	The Lessor, in the case of a remediable breach, is neither in default, nor treated as being in default, in the observance and performance of the Lessor’s obligations unless:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 37 of 60
and Water Act 2000
Title Reference 16496089
(i)	The Lessee gives written notice of the default to the Lessor where the Lessee knew or ought reasonably to have known of the default; and

(ii)	The Lessor fails to take proper steps to rectify the default within a reasonable time.
(b)	This clause applies despite any other provision of the Lease to the contrary (whether express or implied).
23.13	Moratorium. A provision of any legislation which at any time directly or indirectly:
(a)	Lessens or otherwise varies or affects in favour of the Lessee any of the Lessee’s Obligations; or

(b)	Stays, postpones or otherwise prevents or prejudicially affects the exercise by the Lessor of any of the Lessor’s rights under this Lease, is negatived and excluded from the Lease and all relief and protection conferred on the Lessee by or under that legislation is also negatived and excluded unless its application is mandatory by law.
23.14	Manager
(a)	The Manager represents the Lessor in all matters in respect of the Lease unless the Lessor directly notifies the Lessee otherwise in writing.

(b)	Any communication from the Lessor to the Lessee supersedes any communication from the Manager to the Lessee to the extent of any inconsistency.
23.15	Whole Agreement. This Lease constitutes the entire agreement between the parties in respect of its subject matter.

23.16	Governing Law. This Lease is governed by the laws of Queensland.

23.17	Operation. If the Air Conditioning Equipment or the Elevators become unserviceable or are shut off for inspection, service, maintenance or repair the Lessor shall use all reasonable efforts to ensure that such Air Conditioning Equipment or Elevators become operative as soon as reasonably practicable. So long as the Lessor complies with this clause 23.17, the Lessor shall not be liable to the Lessee for any breakdown or cessation of air conditioning or elevator services. So long as the Lessor complies with this clause 23.18, such breakdown or cessation shall not relieve the Lessee of the obligations to pay Rent, Lessee’s Proportion of Outgoings or other moneys under this Lease and otherwise to observe and perform the Lessee’s Obligations.

23.18	No Partnership or Agency. The only relationship between the Lessor and Lessee is that of Lessor and Lessee on the terms and conditions of the Lease, and nothing herein creates or deems the relationship to be other than that of Lessor and Lessee (including, without limitation, partners, principal and agent or joint venturers).

23.19	Limitation of Liability of Lessor. The Lessor is liable in damages only for those breaches of the Lessor’s covenants which occur while it is the Lessor.

23.20	Transfer of the Building. If the Lessor transfers its interest in the Premises or the Building of which the Premises form part, so that another person is entitled to become Lessor of the Premises or the Building:
(a)	The Lessor is released from its obligations under this Lease arising after it ceases to be Lessor of the Premises or Building (as the case may be); and

(b)	The Lessee must at the Lessor’s request and cost enter into a deed with the new Lessor of the Premises or Building (as the case may be) in which the Lessee:
(i)	Agrees to be bound by this Lease as if the new Lessor is the Lessor; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 38 of 60
and Water Act 2000
Title Reference 16496089
(ii)	Releases the Lessor from its obligations under this Lease arising after it ceases to be Lessor.
23.21	No Trust.
(a)	Subject to paragraph (b), the Lessee warrants to the Lessor that:
(i)	It is the sole beneficial owner of this Lease;

(ii)	It has not entered into this Lease:
(A)	For, on behalf of or as trustee for any person; or

(B)	As trustee of any trust or settlement; and
(iii)	There is no trust in respect of this Lease and the assets of the Lessee.
(b)	The Lessee, if it has entered into this Lease in the capacity of trustee, or it holds the Premises on the terms of any trust or subject to any trust, whether or not it has given notice to the Lessor of any such trust:
(i)	Accepts the Lease both as trustee and in its personal capacity;

(ii)	Acknowledges its personal liability for the performance and observance of the Lessee’s Obligations;

(iii)	Must take any steps and proceedings necessary to ensure the assets of the trust are available to rectify all unremedied defaults by the Lessee;

(iv)	On demand by the Lessor, must assign to the Lessor any right of indemnity the Lessee has against the assets of the trust; and

(v)	Warrants that:
(A)	It has the power and authority under the terms of the trust to enter into this Lease; and

(B)	Entry into this Lease by the Lessee is in the due administration of the trust.
23.22	Dealings with Land. The Lessor may, as the Lessor thinks fit grant easements or enter into any arrangement or agreement any Lessee or occupier of the Land or any part of the Land or any owner, Lessee or occupier of or other person interested in any land adjacent to or near the Land or any Governmental Agency for the purposes of providing:
(a)	Public or private access to and egress from the Land or any part of the Land, the Building or the Premises;

(b)	Support of existing or future structures erected on the Land or any adjoining land;

(c)	Services to or from the Land, the Building or the Premises; or

(d)	Exclusive use of any part of the Common Areas to such persons abovementioned or to the Lessor,
PROVIDED THAT the Lessor, in exercising such rights, does not create any interests which derogate substantially from the enjoyment of any rights conferred on the Lessee by this Lease.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 39 of 60
and Water Act 2000
Title Reference 16496089
23.23	Lessee Mix in Building. The Lessee acknowledges that no promise, representation, warranty or undertaking has been given by or on behalf of the Lessor:
(a)	In respect of any proposed leases or the continuation of existing leases; or

(b)	That the Lessee has an exclusive right to carry on the Permitted Use,

within the Building.
23.24	Mortgagee Consent. If the title to the Building is subject to a mortgage or other encumbrance:
(a)	The Lessee accepts this Lease subject to such mortgage or encumbrance;

(b)	The Lessor must obtain the written consent (in registrable form) of each mortgagee and encumbrance, where necessary to register the Lease; and

(c)	The Lessee must execute and return to the Lessor any form of consent which may reasonably be required by each mortgagee and encumbrance within 21 Business Days of receiving such documentation from the Lessor.
23.25	Improvements to Building.
(a)	The Lessor may, at any time and in its absolute discretion improve, extend, vary, add to or reduce the Building, or alter or deal with any part or all of the Building (other than the Premises), in any way or manner including, without limitation, constructing or demolishing buildings or improvements within the Building.

(b)	The Lessor may:
(i)	Discontinue;

(ii)	Change the size, location and nature of;

(iii)	Make repairs or changes to;

(iv)	Temporarily or permanently close; or

(v)	Do any other thing in and to,
the Common Areas which, in its absolute discretion is desirable,
(c)	The Lessor, in respect of paragraphs (a) and (b), must use its reasonable endeavours to inconvenience the Lessee as little as possible in the circumstances.
24	EARLY ACCESS DATE
24.1	General.
(a)	On the condition that the Lessee has:
(i)	Signed this Lease in triplicate and returned the signed Lease to the Lessor;

(ii)	Provided the Lessor with evidence that all insurances required under the terms of this Lease have been effected and the premiums for such policies paid in full;

(iii)	Provided to the Lessor the Security;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 40 of 60
and Water Act 2000
Title Reference 16496089
(iv)	Paid to the Lessor, or as the Lessor may direct, the Lessor’s costs payable in accordance with the terms of this Lease; and

(v)	Obtained approval from the Lessor or local Government Agency (if required) for any proposed alterations to the Premises in accordance with Clause 13.12 of the Lease, the Lessor must make the Premises available for the Lessee to commence works and occupy the Premises (Early Access Date).
(b)	From the Early Access Date to the Commencement Date, the provisions of this Lease (with the exception of Clauses 3, 4, 5) apply as if the term has commenced.
24.2	Risk. The Premises will be at the risk of the Lessee from and including the Early Access Date. The Lessee must, at its own expense, effect the insurances specified in the Lease from and including the Early Access Date.
25	ENVIRONMENTAL OBJECTIVES
25.1	DEFINITIONS

In this lease:

ABGR Rating	for the Building means a rating of Stars under the ABGR Scheme.

ABGR Scheme	means the accreditation scheme for buildings administered nationally by the Department of Energy Utilities and Sustainability (New South Wales) or other body appointed in its place from time to time.

Air-conditioning System	means any plant, machinery or equipment for heating, cooling or circulating air installed in the Premises or the Building.

Building Automation System (BAS)	means the operational, diagnostic and information display system installed in the Building for the purposes of monitoring and controlling the Environmental Performance of the Building.

Building Information	includes information collected from BAS in relation to the Environmental Performance of the Premises and the Building.

Building Performance Assessment	means an assessment conducted by the Lessor or by the administrators of the ABGR Scheme or the Green Star Rating System in relation to the Environmental Performance of the Building.

Building System	means any system for the collection and processing of water, rainwater, waste water, sewerage or electricity (including solar power) and the Building’s Air-conditioning Systems.

EMP	means an Environmental Management Plan for the Building as adopted by the Lessor from time to time.

Contaminant	means a solid, liquid, gas, radiation or substance which makes the condition of the Premises, Building or surrounding environment:

(a) unsafe, unfit or harmful for occupation by persons or

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 41 of 60
and Water Act 2000
Title Reference 16496089

animals;

(b) degraded in its capacity to support plant life; or

(c) such that it does not satisfy the contamination criteria or standards in the Environmental Objectives, EMP or the Environmental Building Rules.

Environmental Laws	means all laws, regulations, policies and by laws which regulate the environment including laws relating to land use, planning, pollution of air and water, soil or ground water contamination, chemicals, waste, the use, handling, storage or transport of dangerous goods or substances or any other aspect of protection of the environment or person or property.

Environmental Objectives	means:
• to achieve environmental sustainability and commercial viability in relation to the Building;

• to minimise the Building’s energy consumption and greenhouse gas emissions;

• to protect the natural environment by appropriate selection of materials for use in the Building;

• to adopt environmentally sound and healthy work practices, both during construction of the Building and in occupancy; and

• to provide effective planning for the Building’s water and waste management.

Environmental Performance	means the performance of the Building (including each tenancy) in respect of consumption of materials, energy, water and other utilities, the generation of residual and waste materials, internal ambient conditions for occupants and other relevant parameters to the standards required by the ABGR Rating and the Green Star Rating.

Fitout Guide	means the fitout guide from time to time adopted by the Lessor for the Building.

Green Star Rating	means a rating for the Building of 4 Stars under the Green Star Rating System.

Green Star Rating System	means the system of rating Buildings for sustainability administered by Green Building Council Australia.

Environmental Building Rules	means the environmental rules adopted from time to time by the Lessor for the Building which, until varied or replaced are those contained in Attachment 3 to this Schedule.

Water Management System	means the systems installed in the Building for the utilisation of rainwater and recycled fire test water to supplement the water required for the Building’s cooling towers.

26	LESSEE’S OBLIGATIONS
26.1	Trading, use and environmental rating

The Lessee must:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 42 of 60
and Water Act 2000
Title Reference 16496089
(a)	do everything reasonably required of it to support the Lessor’s application for certification of the ABGR Rating and for the renewal of that certification annually during the Term;

(b)	manage and conduct the Lessee’s trade, business, occupation or profession having consideration to the Environmental Objectives;

(c)	give to the Lessor prompt notice of any circumstances likely to adversely affect the Environmental Performance of the Building (or any part of the Building including the Premises), the ABGR Rating or the Green Star Rating; and

(d)	co-operate and assist the Lessor in the completion of any Building Performance Assessment of the Premises or the Building. Such co-operation and assistance include permitting the Lessor to enter and inspect the Premises upon the Lessor giving the Lessee reasonable written notice.
26.2	Lessee’s negative Building performance obligations

The Lessee must not:
(a)	store or use flammable, volatile or explosive substances on the Premises;

(b)	overload the facilities or services of the Premises including the Building Systems or use them for anything other than their intended purpose;

(c)	smoke or permit any of its employees or invitees to smoke tobacco products or other substances in or on the Premises or the Building;

(d)	cause or allow the noise level emanating from the Premises at any time to exceed the levels specified from time to time by the Lessor, any Environmental Law or the EMP;

(e)	use materials or substances in or on the Premises or the Common Areas which are known to be or may be detrimental to the internal air quality of the Building and the health and comfort of other Building occupants;
(f)	use artificial or synthetic herbicides or pesticides in any landscaping or any internal gardening activities within or on the Building or the Premises;
(i)	use ozone-depleting chemicals within the Premises; or
(ii)	use materials in the Premises or the Building that may release unwanted volatile organic and or other toxic chemicals into the Building’s environment.
26.3	Lessee’s positive Building performance obligations

The Lessee must:
(a)	minimise the use of power consuming equipment including but not limited to hot water systems, office equipment and lighting and minimise the level of energy consumption by such equipment having regard to the occupational health and safety of the Lessee and the Lessee’s Associates and the EMP;

(b)	recycle and re-use residual materials generated, as set out in the EMP;

(c)	minimise the generation of waste material disposed as landfill;

(d)	minimise water and energy consumption within the Premises;

(e)	ensure that peak electrical demands for the Premises are held at or below any levels set out in the EMP;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 43 of 60
and Water Act 2000
Title Reference 16496089
(f)	as far as is practicable use natural lighting and minimise the use of artificial lighting consistent with good occupational health and safety practice; and

(g)	ensure that materials used within the Premises are consistent with the EMP.
The Lessor must use its reasonable endeavours to assist the Lessee to comply with the obligations imposed by this clause.
26.4	Environmental Laws and issues

The Lessee must:
(a)	comply with all Environmental Laws to the extent that it is the Lessee’s responsibility to do so; and

(b)	ensure that no Contaminant is placed or released in, on, under or above the Premises by the Lessee or the Lessee’s Associates other than a Contaminant expressly sanctioned by an Environmental Law and for which the prior written consent of Lessor has been obtained.
26.5	Repair, redecoration and Lessee’s works

Without limiting Clause 13 of this lease, any works (including repairs and maintenance and replacement of damaged items) carried out by the Lessee must be carried out in a proper and workmanlike manner, using high quality materials and in accordance with the Environmental Objectives, the Fitout Guide, the Environmental Building Rules and the EMP.
26.6	Extra equipment

The Lessee must not, within the Premises, without the prior written consent of the Lessor:
(a)	install any portable equipment for the purpose of water consumption;

(b)	install any equipment which relies upon any source of external power supply;

(c)	use any materials whether for fit-out or otherwise that may be detrimental to the internal air quality of the Premises and the Building or the health and comfort of other occupants of the Building; or

(d)	install any equipment for heating, cooling or ventilation of the Premises that relies upon any source of external power supply other than office equipment (including equipment for the preparation of food and beverages) which is usually installed in a modern office Premises.
In exercising the discretion granted to the Lessor in this clause, the Lessor must act reasonably and with regard to the Environmental Objectives and the EMP.
26.7	BAS

The Lessee acknowledges that the Lessor will collect Building Information and agrees that this may be used for the purposes of modifying the EMP, the Environmental Building Rules or for publicity in relation to the Building, educational purposes or any other reasonable use. The Lessor will not directly identify the Lessee to any third party without the Lessee’s prior agreement.
27	LESSOR’S COVENANTS
27.1	Lessor’s approval

Unless otherwise stated wherever the Lessor is requested to give approval in relation to any matter relevant to Environmental Performance, the Lessor must not unreasonably withhold approval if the request is consistent with the Environmental Objectives, the Environmental Building Rules, the Fitout Guide (if applicable) and the EMP.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 44 of 60
and Water Act 2000
Title Reference 16496089
27.2	ABGR Rating

The Lessor must use reasonable endeavours to obtain certification of the ABGR Rating within the period of 2 years starting on the Commencing Date and annual renewals of certification of the ABGR Rating during the Term.

27.3	Reasonable endeavours

The Lessor must use its reasonable endeavours to achieve and maintain the standards of Environmental Performance of the Building required for the ABGR Rating and the Green Star Rating.
28	LIMITATION OF LIABILITY OF THE CUSTODIAN
28.1	The Public Trustee of Queensland as Custodian for OPUS Capital Growth Fund NO.1 (“the Public Trustee”) enters into this Lease as custodian of the Trust and in no other capacity.

28.2	The parties other than The Public Trustee acknowledge that the Obligations are incurred by The Public Trustee solely in its capacity as custodian of the assets of the Trust and that The Public Trustee will cease to have any Obligations if The Public Trustee ceases for any reason to be custodian of the assets of the Trust.

28.3	The Public Trustee will not be liable to pay or satisfy any obligations under this Lease except to the extent to which it is indemnified by the Responsible Entity or except out of the Assets against which it is entitled to be indemnified in respect of any liability incurred by it.

28.4	The parties other than The Public Trustee may enforce their rights against The Public Trustee arising from non-performance of the Obligations only to the extent of The Public Trustee’s indemnity as provided above in Clause 28.3.

28.5	If any party other than The Public Trustee does not recover all money owing to it arising from non-performance of the Obligations it may not seek to recover the shortfall by:
(a)	Bringing proceedings against The Public Trustee in its personal capacity; or

(b)	Applying to have The Public Trustee wound up or proving in the winding up of The Public Trustee.
28.6	Except in the case of and to the extent of fraud, negligence or material breach of duty on the part of The Public Trustee under its custody agreement with the Responsible Entity, the parties other than The Public Trustee waive their rights and release The Public Trustee from any personal liability whatsoever, in respect of any loss or damage:
(a)	Which they may suffer as a result of any:
(i)	breach by The Public Trustee of any of its Obligations; or

(ii)	non-performance by The Public Trustee of the Obligations; and
(b)	Which cannot be paid or satisfied from the indemnity set out in Clause 28.3 above in respect of any liability incurred by it.
28.7	The parties other than The Public Trustee acknowledge that the whole of this Lease is subject to this Clause and The Public Trustee shall in no circumstances be required to satisfy any liability arising under, or for non-performance or breach of any Obligations under or in respect of, this Lease or under or in respect of any other document to which it is expressed to be a party out of any funds, property or assets other than to the extent that this Lease requires satisfaction out of the assets of the Trust under The Public Trustee’s control and in its possession as and when they are available to The Public Trustee to be applied in exoneration for such liability.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 45 of 60
and Water Act 2000
Title Reference 16496089
28.8	The parties acknowledge that the Responsible Entity of the Trust is responsible under its constitution for performing a variety of obligations relating to the Trust, including under this Lease. The parties agree that no act or omission of The Public Trustee (including any related failure to satisfy any Obligations) will constitute fraud, negligence or breach of duty of The Public Trustee for the purposes of Clause 28.6 to the extent to which the act or omission was caused or contributed to by any failure of the Responsible Entity or any other person to fulfil its obligations relating to the Trust or by any other act or omission of the Responsible Entity or any other person.

28.9	No attorney, agent or other person appointed in accordance with this Lease has authority to act on behalf of The Public Trustee in a way which exposes The Public Trustee to any personal liability and no act or omission of such a person will be considered fraud, negligence or breach of duty of The Public Trustee for the purposes of Clause 28.6.

28.10	In this Clause
(a)	“Obligations” means all obligations and liabilities of whatever kind undertaken or incurred by, or devolving upon, The Public Trustee under or in respect of this Lease;

(b)	“Assets” includes all assets, property and rights real and personal of any value whatsoever;

(c)	“Responsible Entity” means Opus Capital Limited the responsible entity of the Trust or any replacement responsible entity of the Trust from time to time; and

(d)	“Trust” means the managed investment scheme known as OPUS Capital Growth Fund No.1.
29	RESPONSIBLE ENTITY
29.1	Despite any other provision of this Lease, the Responsible Entity enters into this Lease as responsible entity of the Trust and in no other capacity.

29.2	Any liability or Obligation of the Responsible Entity arising under or in connection with this Lease:
(a)	is limited; and

(b)	can be enforced against the Responsible Entity only,

to the extent to which it can be satisfied out of the property of the Trust out of which the Responsible Entity is actually indemnified for the liability under the Constitution.
29.3	The limitation of the Responsible Entity’s liability under this clause applies despite any other provision of this Lease and extends to all liabilities and Obligations of the Responsible Entity in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Lease.

29.4	Despite any other provision of this Lease, the Responsible Entity is not obliged to do or refrain from doing anything under this Lease unless the Responsible Entity’s liability is linked in the manner set out in this clause.

29.5	The Lessee must not take any action of any kind against the Responsible Entity in any capacity other than as the responsible entity of the Trust.

29.6	Despite any other provision of this Lease:
(a)	the limitation of the Responsible Entity’s liability under this must not apply to any Obligation or liability of the Responsible Entity to the extent that it is not satisfied because there is a reduction in the extent of the Responsible Entity’s indemnification out of the assets of the Trust as a result of the Responsible Entity’s fraud, negligence or breach of trust; and

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 46 of 60
and Water Act 2000
Title Reference 16496089
(b)	nothing this clause will make the Responsible Entity liable to any claim for an amount greater than the amount which the Lessee would have been able to claim and recover from the assets of the Trust in relation to the relevant liability if the Responsible Entity’s Right of indemnification out of the assets of the Trust had not been prejudiced by fraud, negligence or breach of trust.
29.7	If there is a change in the Responsible Entity of the Trust, the Lessee must, promptly after being requested to do so (but at the reasonable cost of the Responsible Entity), enter into a deed with the Responsible Entity and the new responsible entity of the Trust in a form and content reasonably required by the Responsible Entity under which:
(a)	the rights, Obligations and liabilities of the Responsible Entity under this Lease are novated to the new responsible entity of the Trust; and

(b)	the Responsible Entity is released from all Obligations and liabilities under this Lease.
29.8	This clause survives completion, termination or repudiation of this Lease.

29.9	In this clause:
(a)	“Responsible Entity” means Opus Capital Limited ACN 095 039 366 in its capacity as responsible entity of the Trust or any substitute or replacement responsible entity of the Trust from time to time;

(b)	“Trust” means the Opus Capital Growth Fund No.1; and

(c)	“Constitution” means the constitution of the Trust.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 47 of 60
and Water Act 2000
Title Reference 16496089
ATTACHMENT 1 — DICTIONARY
Part I — Definitions
In this Lease, unless the subject or context is inconsistent, each of the following expressions shall have the meaning assigned to it below:

Accounting Period	a period not exceeding 12 months selected from time to time by the Lessor for the purpose of calculating the Outgoings and any other charges mentioned in this Lease.

Act	the A New Tax System (Goods and Services Tax) Act 1999 and any related tax imposition Act (whether imposing tax as a duty of customs, excise or otherwise) and includes any legislation which is enacted to validate recapture or recoup the tax imposed by any of such Acts.

Air-Conditioning Equipment	all plant in the Building used for the production and reticulation of chilled water or conditioned or circulating air but does not include any air conditioning equipment owned, hired or leased (other than from the Lessor) by the Lessee.

Applicable GST	has the meaning ascribed to it in Clause 12.1.

Appurtenances	all plant and equipment, water closets, lavatories, grease traps, plumbing, water apparatus, wash basins, bathrooms, gas fittings, electrical and communication fittings, apparatus and other services contained in the Premises and the Building and includes the Air Conditioning Equipment, Elevators and Fire Equipment. The expression includes any part of the Appurtenances.

Bank Guarantee	means an unconditional undertaking (or any replacement or addition to it under Clause 11 by a bank and on terms acceptable to the Lessor acting reasonably to pay on demand the amount in Item 12 of the Reference Schedule or an unconditional insurance bond on terms acceptable to the Lessor acting reasonably to pay on demand the amount in Item 12 of the Reference.

Base Year	means the base year specified in Item 18 of the Reference Schedule.

Building	means:
(a)	the building or buildings for the time being erected on the Land;

(b)	any extension, modification, alteration, addition or replacement in respect of the building(s); and

(c)	all fixtures, fittings, furnishings, plant, machinery and equipment in the building(s) and owned by the Lessor.

Business Day	a day other than a Saturday, Sunday or public holiday in Brisbane.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 48 of 60
and Water Act 2000
Title Reference 16496089

Commencement Date	the commencement date specified in Item 5 of the Reference Schedule.

Car Park Licence Area	the licence area identified in the plan in Attachment 4.

Car Park Licence Fee	the annual car park licence fee set out in Item 15 of the Reference Schedule unless the car park licence fee has been revised under Clause 4, and then it means the revised car park licence fee current from time to time.

Common Areas	those parts of the Building not leased or licensed or intended to be leased or licensed to any person and intended by the Lessor for use by the Lessees and licensees of the Building and other persons in common with each other. The expression includes the entrances, lobbies, corridors, passageways, vestibules stairways, elevators, escalators, travelators, toilets and washrooms but does not include the car park. The expression includes any part of the Common Areas.

Controlling Person(s)	for a company, the person or group of persons who control the composition of the board of directors or more than 50% of the shares with a right to vote at general meetings.

Council	the local government or the council as constituted under either the Local Government Act 1993 or the City of Brisbane Act 1924 within the area (as defined by that legislation) in which the Premises are located or the South Bank Corporation.

CPI	for a particular date, the percentage increase in the Brisbane (All Groups) consumer price index (or the index officially substituted for it) for the period from the last quarter published before the later of:
(a)	the Lease Commencement Date; or

(b)	the last Review Date,

to the last quarter published before the particular date.

CPI Adjustment Date	each date (if any) specified as such in Item 7 of the Reference Schedule.

Elevators	the elevator cars, shafts, cables, motors, electrical installations and all associated plant, plant rooms, equipment, fixtures and fittings (if any) within the Building.

Event of Default	any of the following events:
(a)	non-compliance by the Lessee with any Lessee’s Obligations; or

(b)	if the Lessee is an individual, an inability by the Lessee to pay the Lessee’s debts as and when they fall due; or

(c)	if the Lessee is a company, the passing of an order or a resolution for the winding up of the Lessee (other than for the purposes of amalgamation or reconstruction).

Expiry Date	the Expiry Date specified in Item 5 of the Reference Schedule.

Fire Equipment	all fire prevention, extinguishing, warning and control equipment in the Building.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 49 of 60
and Water Act 2000
Title Reference 16496089

Fixed lncrease	the percentage (if any) specified as that in respect of any particular Fixed Increase Date in Item 7 of the Reference Schedule.

Fixed Increase Date	each date (if any) specified as such in Item 7 of the Reference Schedule.

Further Term	each Further Term (if any) specified in Item 12 of the Reference Schedule.

Governmental Agency	any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department commission, authority, tribunal, agency or entity and including the relevant local authority.

GST	any tax imposed by or through the Act on a supply (without regard to any input tax credit).

Guarantor	the covenantor (or if more than one, each of them) referred to in Item 13 of the Reference Schedule and either:
(a)	any successors and permitted assigns; or

(b)	if a covenantor is a natural person, any executors, administrators and permitted assigns.

Land	the land described in Item 3 of the Reference Schedule and includes all land acquired by the Lessor in the future and used in connection with the Building.

Law(s)	statutes, regulations, proclamations, ordinances or orders promulgated under any statute or subordinate legislation.

Lease	the lease or tenancy that exists between the Lessor and the Lessee in relation to the Premises (of whatever nature and whether at law or in equity) as evidenced in whole or in part by this document including any exhibit, schedule or annexure to it.

Lease Year	each separate year of the Term commencing respectively on the Commencement Date and on each anniversary of that date

Lessee	the party described as such in Item 2 of the Reference Schedule and where the context permits:
(a)	its successors and permitted assigns;

(b)	if the Lessee is a natural person, its executors, administrators and permitted assigns;

(c)	its employees, officers, agents and contractors; and

(d)	any person executing the Lease as a Covenantor.

Lessee’s Associates	the Lessee’s employees, agents, contractors, customers, clients, visitors (with or without invitation), sub-lessees, licensees, invitees and others who may at any time be in or upon the Premises or the Building excluding any trespasser who may at any time be in or upon the Premises as a result of the Lessor’s negligent acts or omissions.

Lessee’s Business	the business carried on from the Premises.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 50 of 60
and Water Act 2000
Title Reference 16496089

Lessee’s Fittings	any fixtures, furnishings, plant, machinery and equipment which the Lessee has installed, or seeks to install, in the Premises and for which title has not passed to the Lessor.

Lessee’s Obligations	the covenants and agreements contained or implied in this Lease to be observed and performed by the Lessee.

Lessee’s Proportion	the proportion that the floor area of the Premises bears to the Net Lettable Area of the Building expressed as a percentage to the nearest second decimal point. The Lessee’s Proportion as at the Commencement Date is set out in Item 1 of the Reference Schedule.

Lessor	the party described as such in Item 1 of the Reference Schedule and where the context permits:
(a)	its successors and assigns;

(b)	if the Lessor is a natural person, its executors, administrators and assigns; and

(c)	its employees and agents.

Lessor Property	any fixtures, furnishings, fit out, plant, machinery and equipment which the Lessor has paid for and is installed in the Premises.

Licensed Area	the licence area as identified in the plan in Attachment 5.

Licence Fee	the annual licence fee set out in Item 16 of the Reference Schedule.

Manager	means:
(a)	any manager appointed by the Lessor to manage the Building; and

(b)	the employees and agents of that manager.

Net Lettable Area	those parts of the Building lease or licensed or intended to be leased or licensed by the Lessor at a commercial rental or fee. The expression does not include any area leased or licensed or intended to be leased or licensed by the Lessor for storage purposes or car park purposes only.

Normal Access Hours	the hours designated as such from time to time by the Lessor. Until otherwise designated, those hours shall commence one hour before Normal Business Hours on any day and expire two hours after Normal Business Hours on any day.

Normal Business Hours	the hours designated as such from time to time by the Lessor. Until otherwise designated those hours shall be the hours (if any) specified in Item 14 of the Reference Schedule.

Outgoings	means the total of all amounts paid or payable by the Lessor for any one Accounting Period and legally recoverable from the Lessee in respect of the Premises including, but not limited to:
(a)	Rates charges and other levies payable to the local or other authority in whose area the Premises are located;

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 51 of 60
and Water Act 2000
Title Reference 16496089
(b)	Rates and charges (including charges for excess water) payable to any local or other authority responsible for the provision or reticulation of water and/or sewerage and/or drainage services;

(c)	Levies contributions and/or other amounts payable to any local or other authority or company for or on account of fire protection services (including for any dedicated telephone line to the fire brigade);

(d)	All rates taxes (except income or capital gains tax or land tax) charges assessments and impositions whatsoever (whether parliamentary municipal or otherwise and whether assessed charged or imposed by or under Federal or State law or by Federal State or local authorities and whether on a capital or revenue value or any other basis and even though of a novel character) which may at any time after the Commencement Date be assessed charged or imposed in respect of the Premises or any part thereof other than any such rates taxes charges assessments and impositions which may be assessed directly in respect of the Premises and due to the Lessee’s use thereof (such latter charges being payable by the Lessee pursuant to Clause 6);

(e)	Insurance premiums and any other charges including stamp duties on insurances against fire material damage public liability loss of profits workers compensation and any other insurances effected by the Lessor in relation to any risk relating to the Lessor’s ownership of or interest in the Premises;

(f)	The cost of operating servicing repairing cleaning and maintaining the Lessor’s Property and the Services, including the Air-Conditioning Equipment but not items of a structural or capital nature;

(g)	A management fee (at fair market rates) to cover the Lessor’s costs of managing the Premises and the Building;

(h)	The cost to the Lessor of producing estimates and/or statements of outgoings required to be furnished by the Lessor to the Lessee under this Lease or by law;

(i)	The cost of any emergency fire evacuation training required by the relevant fire authority;

(j)	The cost of any fees properly payable by the Lessor to comply with its obligations under the Workplace Health and Safety Act 1995;

(k)	The costs of challenging any assessment of the unimproved value of the Land or any account or assessment relating to the Land; and

(l)	Contributions to the administrative and sinking funds of the Body Corporate (if any) (but not special levies) levied pursuant to the Body Corporate and Community Management Act.

Owner	the registered owner of the Land.

Permitted Use	the use of the Premises as set out in Item 9 of the Reference Schedule.

Plan	the registered plan applicable to the Land.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 52 of 60
and Water Act 2000
Title Reference 16496089

Premises	means the premises described in item 5 of the form 7 extending:
(a)	up to and including the internal face of an external wall and of an internal structural wall of the Building;

(b)	up to and including the internal face of the glass in an external wall of the Building;

(c)	up to and including the internal face of a partition which separates the Premises from Common Areas;

(d)	to the centre line of an internal partition (other than a structural wall) which separates the Premises from premises other than Common Areas; and

(e)	from and including the surface of the floor up to and including the underside of the roof or floor slab as the case may be.

The expression includes all Appurtenances, pillars, columns, pipes, internal partitions, ceilings, floor coverings, and other objects, fittings, fixtures and chattels installed or located from time to time in the Premises but does not include chattels owned, hired or leased (other than from the Lessor) by the Lessee. The expression includes any part of the Premises and includes all fixtures, fittings, furnishings, plant, machinery and equipment in the building(s) and owned by the Lessor.

Recipient	in relation to a Supply, the entity to which the Supply was made.

Reference Schedule	the schedule described as such and as set out in this Lease.

Rent	the annual Rent set out in Item 6 of the Reference Schedule unless the Rent has been revised under Clause 4, and then it means the revised Rent current from time to time.

Rent Day	the Lease Commencement Date and the first day of each month during the Term.

Review Date	a Fixed Increase Date or a CPI Adjustment Date as the case may be.

Rules and Regulations	the rules and regulations applicable to the Building as amended from time to time under the Lease.

Security	means either the Bank Guarantee or the Security Deposit referred to in Clause 11.

Security Deposit	means the security deposit referred to in Clause 11 for the amount specified in Item 12 of the Reference Schedule.

Services	the services to or of the Building provided by the Lessor or any Governmental Agency and which are intended to service, or are for the benefit of, the Premises (including, without limitation, water, electricity, telephone lines, air-conditioning, lifts, communication systems, fire services and trade waste services).

Statute	all statutes and all subordinate legislation thereunder whether specifically named or otherwise.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 53 of 60
and Water Act 2000
Title Reference 16496089

Supply	any supply (within the meaning which it bears in the Act) by the Supplier under this Lease.

Supplier	the entity which makes the Supply.

Term	the term of the Lease specified in Item 5 of the Reference Schedule.

Termination Date	the termination date specified in Item 5 of the Reference Schedule.

Vehicle	any motor car, van or truck.
Part 2 — Interpretation
In this Lease, unless the context otherwise requires:
(a)	Headings and underlinings are for convenience only and do not affect the interpretation of the Lease.

(b)	Words importing the singular include the plural and vice versa; words importing a gender include any gender.

(c)	An expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency.

(d)	A reference to any thing includes a part of that thing.

(e)	A reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, the Lease.

(f)	A reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issue issued under that statute.

(g)	A reference to a party to a document includes that party’s successors and permitted assigns.

(h)	Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

(i)	No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of the Lease or any part of it.

(j)	A covenant or agreement on the part of two or more persons binds them jointly and severally.

(k)	A reference to any body other than a party to this document (including, without limitation, an institute, association or authority), whether or not it is a statutory body:
•	which ceases to exist; or

•	whose powers or function are transferred to any other body,
refers to the body which replaces it or which substantially succeeds to its powers or functions.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 54 of 60
and Water Act 2000
Title Reference 16496089
ATTACHMENT 2 — PLAN OF PREMISES

Form WSU G49/11
Issue No.1
Dated 13.11.07

SKETCH PLAN

Sheet | of

NOTE: *Lease Areas have been calculated using the Net Lettable Area (Office Building) as defined by the Property Council of Australia - March 1997.*

REFERENCE MARKS

STN	TO	ORIGIN	BEARING	DIST
1	O Screw in Kb	8/TS209222	342°09'	1·397
2	O Screw in Kb	7/TS209222	95°37'	2·085
2	O Nail in bit gone	IS102160	36°26'20"	7·1
3	O Nail in Kb gone	IS190129	99°02'	2·447
4	O GI Nail in conc	IS190129	10°20'	2·585

N
COWLISHAW STREET
STREET
DUNKINFIELD
MONTPELIER ROAD
CP
BUP13881
1
RP41637
25
RP10115
24
RP10115
16
RP10115
17
SP103712
1
RP185406
E
755 m²
2
RP185406
279°13'
75·223 3–4
No OMk
O Nail gone
No OMk
O GI Nail
101°11'50"
23·828
22·217
295°36'

0m 25m 50m 75m
0 50mm 100mm 150mm SCALE BAR

NOTE: The scale bar above determines the size of the original plan. (A3)

LandPartners Limited, ACN 118 146 008
Cadastral Surveyor, certify that the details shown on this sketch plan are correct.

LANDPARTNERS LIMITED ACN 118 146 008
The Common Seal of

Director

Director

2/04/09
Date

SKETCH PLAN OF LEASE E
being part of the Thirdt Floor of a building situated on Lot 2 on RP185406

STREET ADDRESS: Montpelier Road, Bowen Hills
PARISH: NORTH BRISBANE COUNTY: Stanley

LANDPARTNERS
built environment consultants

Title:	16496080	File/Plan:	477400A7 /BR004774-00-006A
Drawn:	CAH 1/04/2009	LE2921	
Checked:	CAH 1/04/2009		
Scale:	SEE BAR SCALE		

©LandPartners 2009

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 56 of 60
and Water Act 2000
Title Reference 16496089
ATTACHMENT 3 — ENVIRONMENTAL BUILDING RULES
1.	The Lessee, its employees, invitees, agents, workman, sub-contractors and licensees must observe these rules. The Lessee acknowledges that any failure to observe these rules will constitute a breach of the Lease.

2.	The Lessee must not:
(a)	cover or obstruct the floors or any skylight, glazed panel, window or ventilation system that reflects or admits light or air into any part of the Premises;

(b)	leave any doors or windows unlocked or unfastened when the Premises or the Building are left unoccupied except those under control of the Building Automation System.
3.	The Lessee must:
(a)	prevent ingress of air into the Premises and leakages of air that are detrimental to the environmental performance of the Building in accordance with the EMP and not do anything which adversely affects the efficient working of the central air-conditioning system;

(b)	take all reasonable steps in accordance with the EMP to minimise the generation of any materials that may require disposal to landfill together with any other garbage;

(c)	use rainwater (or mains water when necessary) as supplied by the Lessor for all water consumed within the Premises;

(d)	use treated wastewater (or mains water when necessary) for toilet pan flushing;

(e)	comply with any reasonable direction from the Lessor in relation to the use of water in the Premises during periods of rainwater shortage.
4.	When selecting materials for any fit-out, alteration or addition to the Premises, the Lessee must use its reasonable endeavours to ensure that:
(a)	existing materials, if any, are reused;

(b)	recycled materials are used in preference to new materials;

(c)	all non-recycled materials are recyclable;

(d)	materials are made from renewable sources;

(e)	materials used have a low embedded energy and greenhouse gas emission content and zero ozone-depleting potential;

(f)	there is no use of materials that are or may be reasonably suspected to be toxic; and

(g)	materials are chosen according to the presence of low allergenic characteristics.

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 57 of 60
and Water Act 2000
Title Reference 16496089
ATTACHMENT 4 — CAR PARK LICENCE AREA

A
B
C
D
E
F
G
H
J
K
1
2
3
4
5
6
7
8400
4700
4500
CORE 1
CORE 2
RAMP
CHANGE
FEMALE CHANGE
WATER TANK
PUMP ROOM
HOT WATER SERVICES
CARPARK BASEMENT
AS BUILT
WATPAC
PROPERTY
Watpac Property
Proposed Commercial Development
Basement
General Arrangement Plan
A394-A-00535_101
G

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994		Page 59 of 60
and Water Act 2000
Title Reference 16496089
ATTACHMENT 5 — LICENSED AREA

OFFICE
ROOF TERRACE
OFFICE
TENANCY "A" TERRACE AREA
SHOWN HATCHED

25 Montpelier Rd

Level 3 General Arrangement Plan